PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(PERFORMANCE-BASED)
(Under the Perrigo Company plc 2019 Long-Term Incentive Plan)
TO:        Participant Name
RE:        Notice of Restricted Stock Unit Award (Performance-Based)
This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2019 Long-Term Incentive Plan (the “Plan”), effective as of Grant Date (the “Grant Date”). This Award consists of performance-based restricted stock units. The terms and conditions of this incentive are set forth in the remainder of this agreement (including any special terms and conditions set forth in any appendix for your country (“Appendix”) (collectively, the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1
Restricted Stock Units – Performance-Based Vesting
1.1    Grant. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants to you Number of Awards Granted performance-based restricted stock units (“PSUs”). The number of PSUs awarded in this Section 1.1 is referred to as the “Target Award.” The Target Award may be increased or decreased depending on the level of attainment of Performance Goals for designated Performance Measures as described in Section 1.2. Each PSU shall entitle you to one ordinary share of the Company, nominal value €0.001 per share (“Ordinary Share”) on the PSU Vesting Date set forth in Section 1.2, provided the applicable Performance Goals for each Performance Measure are satisfied.
1.2    Vesting. The number of PSUs awarded in Section 1.1 vesting, if any, shall be determined as of the PSU Vesting Date. That number will be determined based on the average level of attainment of annual Performance Measure(s) for each fiscal year in the Performance Period, in accordance with the schedule determined by the Committee at the time the Performance Measures and applicable Performance Goals are established by the Committee.
The Committee shall establish annually one or more Performance Measures and the Performance Goals with respect to each Performance Measure that must be attained for Threshold, Target and Maximum performance for a fiscal year. The Performance Measure and Performance Goals for each fiscal year will be provided to you.
Following the end of each fiscal year in the Performance Period, the Committee will determine the percentage of Target Award PSUs that would be payable for such fiscal year, based on the attainment of the Performance Goals for each Performance Measure(s) established by the Committee for that fiscal year. The percentage of the Target Award that would be payable under the schedule shall be adjusted, pro rata, to reflect the attained performance between Threshold and Target, and Target and Maximum.
At the end of the Performance Period, the percentage payout for each fiscal year in the Performance Period will be averaged to determine the actual percentage of Target Award PSUs that will vest and be payable on the PSU Vesting Date. In no event will the calculation of a positive payout percentage for any fiscal year be construed to guarantee that any PSUs will vest on the PSU Vesting Date. Payout percentages for the individual fiscal years are determined solely for purposes of determining the average annual payout percentage for the three-year Performance Period.
Except as provided in Section 1.4, the PSUs will be permanently forfeited if your Termination Date occurs prior to the PSU Vesting Date. If the average annual performance payout for the Performance Period is less than the Threshold performance level established by the Committee, all PSUs that have not previously been forfeited shall be forfeited as of the PSU Vesting Date. If the average annual performance payout for the Performance Period exceeds the Maximum performance level established by the Committee, in no event will the number of PSUs vesting exceed 200% of the Target Award.
1.3    Definitions. The following terms shall have the following meanings under this Section 1.
(a)    “Performance Goal” means the level of performance that must be attained with respect to a Performance Measure for a fiscal year for Minimum, Target and Maximum payout.
(b)    “Performance Measure” for any fiscal year means one or more financial measures, as determined by the Committee. The Committee shall provide how the Performance Measure will be adjusted, if at all, as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporation transaction.
(c)    “Performance Period” means a period of three consecutive fiscal years of the Company, beginning with the first day of the fiscal year of the Company in which the Grant Date occurs and ending on the last day of the third fiscal year in the 3-year period.
(d)    “PSU Vesting Date” means the last day of the Performance Period.
(e)    “Separation for Good Reason” means your voluntary resignation from the Company and the existence of one or more of the following conditions that arose without your consent: (i) a material change in the geographic location at which you are required to perform services, such that your commute between home and your primary job site increases by more than 30 miles, or (ii) a material diminution in your authority, duties or responsibilities or a material diminution in your base compensation or incentive compensation opportunities; provided, however, that a voluntary resignation from the Company shall not be considered a Separation for Good Reason unless you provide the Company with notice, in writing, of your voluntary resignation and the existence of the condition(s) giving rise to the separation within 90 days of its initial existence. The Company will then have 30 days to remedy the condition, in which case you will not be deemed to have incurred a Separation for Good Reason. In the event the Company fails to cure the condition within the 30 day period, your Termination Date shall occur on the 31st day following the Company’s receipt of such written notice.
(f)    “Termination without Cause” means the involuntary termination of your employment or contractual relationship by the Company without Cause, including, but not limited to, (i) a termination effective when you exhaust a leave of absence during, or at the end of, a notice period under the Worker Adjustment and Retraining Notification Act (“WARN”), and (ii) a situation where you are on an approved leave of absence during which your position is protected under applicable law (e.g., a leave under the Family Medical Leave Act), you return
2

from such leave, and you cannot be placed in employment or other form of contractual relationship with the Company.
1.4    Special Vesting Rules. Notwithstanding Section 1.2 above, if your Termination Date occurs by reason of a Termination without Cause or a Separation for Good Reason on or after a Change in Control (as defined in the Plan and as such definition may be amended hereafter) and prior to the two (2) year anniversary of the Change in Control, all of the PSUs awarded under Section 1.1 that have not previously been forfeited shall become fully vested as if Target performance had been obtained for the Performance Period effective as of your Termination Date. If your Termination Date occurs because of death, Disability, or Retirement, the PSUs shall vest or be forfeited as of the PSU Vesting Date set forth in Section 1.2, based on the attainment of the performance goals. Notwithstanding the definition of “Retirement” in Section 2 of the Plan, “Retirement” means your Termination Date which occurs after attaining age 62. If your Termination Date occurs in the 24-month period preceding the PSU Vesting Date because of an Involuntary Termination for Economic Reasons, all of the PSUs awarded hereunder shall vest or be forfeited as of the date set forth in Section 1.2, depending on the attainment of Performance Goals; provided, however, that if your Termination Date occurs for a reason that is both described in this sentence and in the first sentence of this Section 1.4, the special vesting rules described in the first sentence of this Section 1.4 shall apply in lieu of the vesting rules described in this sentence.
1.5    Settlement of PSUs. As soon as practicable following the date of the Committee’s first regularly scheduled meeting following the last day of the Performance Period at which the Committee certifies the average payout for each of the three years in the Performance Period (or, if earlier, the date on which the PSUs become vested pursuant to the special vesting rules described in Section 1.4), the Company shall transfer to you one Ordinary Share for each PSU, if any, that becomes vested pursuant to Section 1.2 or 1.4 of this Agreement (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company in its discretion may settle PSUs in cash, based on the fair market value of the shares on the vesting date. No fractional shares shall be transferred. Any fractional share shall be rounded to the nearest whole share. The income attributable to the vesting of PSUs and the amount of any required tax withholding will be determined based on the value of the shares on the settlement date. PSUs are not eligible for dividend equivalents.
SECTION 2
General Terms and Conditions
2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution.
2.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any Ordinary Shares subject to the PSU awarded under this Agreement prior to the date of issuance to you of a certificate or certificates for such shares.
2.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.
2.4    Award Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY
3

SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.
2.5    Adjustments in Event of Change in Ordinary Shares. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.
2.6    Acknowledgment. The Company and you agree that the PSUs are granted under and governed by the Notice of Grant, this Agreement (including the Appendix, if applicable) and by the provisions of the Plan (incorporated herein by reference). You: (i) acknowledge receipt of a copy of each of the foregoing documents, (ii) represent that you have carefully read and are familiar with their provisions, and (iii) hereby accept the PSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.
2.7    Taxes and Withholding.
    (a)    Withholding (Only Applicable to Individuals Subject to U.S. Tax Laws). This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any Federal, state or local taxes applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Ordinary Shares relating to this Award in the amount it determines is sufficient to satisfy the tax withholding required by law. State taxes will be withheld at the appropriate rate set by the state in which you are employed or were last employed by the Company. In no event may the number of shares withheld exceed the number necessary to satisfy the maximum Federal, state and local income and employment tax withholding requirements. You may elect to surrender previously acquired Ordinary Shares or to have the Company withhold Ordinary Shares relating to this Award in an amount sufficient to satisfy all or a portion of the tax withholding required by law.
    (b)    Responsibility for Taxes (Only Applicable to Individuals Subject to Tax Laws Outside the U.S.). Regardless of any action the Company or, if different, the Affiliate employing or retaining you takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company or the Affiliate employing or retaining you. You further acknowledge that the Company and/or the Affiliate employing or retaining you (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the PSUs, including, but not limited to, the grant, vesting or settlement of the PSUs, the subsequent sale of Ordinary Shares acquired pursuant to such settlement and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the PSUs to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you have become subject to tax in more than one jurisdiction between the PSU Grant Date and the date of any relevant taxable event, as
4

applicable, you acknowledge that the Company and/or the Affiliate employing or retaining you (or formerly employing or retaining you, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
    (1)     Prior to any relevant taxable or tax withholding event, as applicable, you will pay or make adequate arrangements satisfactory to the Company and/or the Affiliate employing or retaining you to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Affiliate employing or retaining you, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:
    (A)    withholding from your wages or other cash compensation paid to you by the Company and/or the Affiliate employing or retaining you; or
    (B)    withholding from proceeds of the sale of Ordinary Shares acquired upon settlement of the PSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization); or
    (C)    withholding in Ordinary Shares to be issued upon settlement of the PSUs.
    (2)    To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Ordinary Shares, for tax purposes, you are deemed to have been issued the full number of Ordinary Shares subject to the vested PSUs, notwithstanding that a number of the Ordinary Shares are held back solely for the purpose of paying the Tax-Related Items.
    (3)    Finally, you shall pay to the Company or the Affiliate employing or retaining you any amount of Tax-Related Items that the Company or the Affiliate employing or retaining you may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Ordinary Shares or the proceeds of the sale of Ordinary Shares, if you fail to comply with your obligations in connection with the Tax-Related Items.
2.8    Compliance with Applicable Law. The issuance of Ordinary Shares will be subject to and conditioned upon compliance by the Company and you, including any written representations, warranties and agreements as the Administrator may request of you for compliance with all (i) applicable U.S. state and federal laws and regulations, (ii) applicable laws of the country where you reside pertaining to the issuance or sale of Ordinary Shares, and (iii) applicable requirements of any stock exchange or automated quotation system on which the Company’s Ordinary Shares may be listed or quoted at the time of such issuance or transfer. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any Ordinary Shares under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.
2.9    Short Term Deferral (Only Applicable to Individuals Subject to U.S. Federal Tax Laws). PSUs payable under this Agreement are intended to be exempt from Code Section 409A under the exemption for short-term deferrals. Accordingly, PSUs will be settled no later than the 15th day of the third month following the later of (i) the end of the Employee’s taxable year in which the vesting date occurs, or (ii) the end of the fiscal year of the Company in which the vesting date occurs.
5

2.10    Data Privacy.
    (a)    U.S. Data Privacy Rules (Only Applicable if this Award is Subject to U.S. Data Privacy Laws). By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Personal Data”), (c) understand that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country, (d) waive any data privacy rights you may have with respect to the data, and (e) authorize the Company, its Affiliates and its agents, to store and transmit such information in electronic form.
(b)    Non-U.S. Data Privacy Rules (Only Applicable if this Award is Subject to Data Privacy Laws Outside of the U.S.)
(1)    By entering into this Agreement and accepting this Award, you hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement and any other PSU grant materials by and among, as applicable, the Affiliate employing or retaining you, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan.
(2)    You understand that the Company and the Affiliate employing or retaining you may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Ordinary Shares or directorships held in the Company, details of all PSUs or any other entitlement to Ordinary Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
(3)    You understand that Data will be transferred to legal counsel or a broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than your country of residence. You understand that if you reside outside the United States, you may request a list with the names and addresses of any potential recipients of the Data by contacting your local or Company human resources representative. You authorize the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that if you reside outside the United States, you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local or Company human resources representative.
6

You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local or Company human resources representative.
2.11    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.
2.12    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable Code provisions to the maximum extent possible and otherwise by the laws of the State of Michigan without regard to principals of conflict of laws, provided that if you are a foreign national or employed outside the United States, this Agreement shall be governed by and construed and enforced in accordance with applicable foreign law to the extent that such law differs from the Code and Michigan law. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.
2.13    Forfeiture of PSUs. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your incentive or equity-based compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company the amount of any payment relating to any PSUs earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) all outstanding PSUs that have not yet been settled shall be immediately forfeited. In addition, Ordinary Shares acquired under this Agreement, and any gains or profits on the sale of such Ordinary Shares, shall be subject to any “clawback” or recoupment policy later adopted by the Company.
2.14    Special Rules for Non-U.S. Grantees (Only Applicable if You Reside Outside of the U.S.)
(a)    Nature of Grant. In accepting the grant, you acknowledge, understand and agree that:
(1)    the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, except as otherwise provided in the Plan.
(2)    the grant of the PSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of PSUs, or benefits in lieu of the PSUs, even if PSUs have been granted repeatedly in the past;
(3)    all decisions with respect to future PSU grants, if any, will be at the sole discretion of the Company;
(4)    you are voluntarily participating in the Plan;
(5)    the PSUs and the Ordinary Shares subject to the PSUs are an extraordinary item and which is outside the scope of your employment or service contract, if any;
7

(6)    the PSUs and the Ordinary Shares subject to the PSUs are not intended to replace any pension rights or compensation;
(7)    the PSUs and the Ordinary Shares subject to the PSUs are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Affiliate employing or retaining you or any other Affiliate;
(8)    the grant and your participation in the Plan will not be interpreted to form an employment or service contract with the Company or any Affiliate;
(9)    the future value of the underlying Ordinary Shares is unknown, indeterminable and cannot be predicted with certainty;
(10)    no claim or entitlement to compensation or damages shall arise from forfeiture of the PSUs resulting from your Termination Date (for any reason whatsoever, whether or not later found to be invalid and whether or not in breach of employment laws in the jurisdiction where you are employed or rendering services, or the terms of your employment agreement, if any), and in consideration of the grant of the PSUs to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company or the Affiliate employing or retaining you, waive your ability, if any, to bring any such claim, and release the Company and the Affiliate employing or retaining you from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim; and
(11)    you acknowledge and agree that neither the Company, the Affiliate employing or retaining you nor any other Affiliate shall be liable for any foreign exchange rate fluctuation between the currency of the country in which you reside and the United States Dollar that may affect the value of the PSUs or of any amounts due to you pursuant to the settlement of the PSUs or the subsequent sale of any Ordinary Shares acquired upon settlement.
(b)    Appendix. Notwithstanding any provisions in this Agreement, the PSU grant shall be subject to any special terms and conditions set forth in any Appendix to this Agreement. Moreover, if you relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such provisions is necessary or advisable in order to comply with laws of the country where you reside or to facilitate the administration of the Plan. If you relocate to the United States, the special terms and conditions in the Appendix will apply, or cease to apply, to you, to the extent the Company determines that the application or otherwise of such provisions is necessary or advisable in order to facilitate the administration of the Plan. The Appendix constitutes part of this Agreement.
(c)    Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan, on the PSUs and on any Ordinary Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with laws of the country where you reside or to facilitate the administration of the Plan, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
****
8

We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.
Very truly yours,

/s/ Orlando Ashford

Orlando Ashford
Chairman of the Board

APPENDIX
PERRIGO COMPANY PLC
Additional Terms and Provisions to
Restricted Stock Unit Award Agreement (Performance-Based)
Terms and Conditions
9

This Appendix (the “Appendix”) includes additional terms and conditions that govern the restricted stock units (Performance-Based) (“PSUs” or “Award”) granted to you under the Plan if you reside in one of the countries listed below. Certain capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the Agreement. The Award will not create any entitlement to receive any similar benefit in the future.
Notifications
This Appendix also includes country-specific information of which you should be aware with respect to your participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of January 2023. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you do not rely on the information noted herein as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time that you vest in the PSUs and Ordinary Shares are issued to you or the shares issued upon vesting of the PSUs are sold.
In addition, the information is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your particular situation. Finally, please note that if you are a citizen or resident of a country other than the country in which you are currently working, or transfers employment after grant, the information contained in the Appendix may not be applicable.

Conditions et dispositions supplémentaires à l’
Accord relatif à l’attribution d’unités d’action avec restrictions (rémunération fondée sur les performances)
Conditions
Le présent Appendice (l’« Appendice ») comprend des conditions complémentaires régissant les Unités d’action avec restrictions (rémunération fondée sur les performances) (« UARP » ou « Prime ») qui vous sont attribuées en vertu du Plan si vous résidez dans l’un des pays repris ci-dessous. Certains termes commençant par une lettre majuscule utilisés dans le présent Accord mais qui n’y sont pas définis ont le sens qui leur est attribué dans le Plan ou l’Accord. La Prime n’instaure aucun droit à recevoir des avantages similaires à l’avenir.
Notifications
Le présent Appendice comprend également des informations spécifiques aux pays dont vous devez avoir connaissance eu égard à votre participation au Plan. Les informations se fondent sur les lois relatives aux valeurs mobilières, au contrôle des échanges et autres en vigueur dans les pays respectifs en janvier 2023. Souvent complexes, ces lois font l’objet de modifications fréquentes. Par conséquent, la Société vous recommande vivement de ne pas considérer les renseignements repris aux présentes comme l’unique source d’information relative aux conséquences de votre participation au Plan, car ces renseignements peuvent être obsolètes au moment de la dévolution des UARP ou de l’émission des Actions ordinaires pour votre compte, ou de la vente des actions émises lors de la dévolution des UARP.
Par ailleurs, ces informations sont d’ordre général et peuvent ne pas s’appliquer à votre situation particulière. De plus, la Société n’est pas en mesure de vous garantir un quelconque résultat
10

particulier. Par conséquent, il vous est conseillé de demander des conseils professionnels appropriés quant à la manière dont les lois de votre pays en la matière peuvent s’appliquer à votre situation particulière. Enfin, veuillez noter que si vous êtes citoyen ou résident d’un pays autre que celui dans lequel vous travaillez actuellement ou si votre emploi est transféré après l’octroi, les informations figurant dans l’Appendice peuvent ne pas appliquer.

Extra voorwaarden en voorzieningen bij
de Overeenkomst over voorwaardelijk toegekende aandelen (op basis van prestaties)
Algemene voorwaarden
Deze Bijlage (de 'Bijlage') omvat extra algemene voorwaarden voor de voorwaardelijk toegekende aandelen (op basis van prestaties) ('PSU's' of 'Award') die u volgens het Plan zijn toegekend als u in een van onderstaande landen woont. Bepaalde termen in hoofdletters die in deze Bijlage werden gebruikt maar niet gedefinieerd, hebben de betekenis die in het Plan en/of de Overeenkomst is vermeld. De Award creëert geen recht om een soortgelijk voordeel in de toekomst te krijgen.
Meldingen
Deze Bijlage bevat ook landenspecifieke informatie waarvan u op de hoogte moet zijn met betrekking tot uw deelname aan het Plan. De informatie is gebaseerd op de effecten-, wisselcontrole- en andere wetten die in de respectieve landen sinds januari 2023 van kracht zijn. Zulke wetten zijn vaak complex en worden regelmatig aangepast. Daarom raadt het Bedrijf u ten sterkste aan de informatie hierin niet te gebruiken als enige bron van informatie over de gevolgen van uw deelname aan het Plan, omdat de informatie verouderd kan zijn op het ogenblik dat uw toezegging in de PSU's en de Gewone aandelen u worden uitgekeerd of wanneer de bij de toezegging van de PSU's uitgegeven aandelen worden verkocht.
Ook is de informatie algemeen van aard en mag u ze niet toepassen op uw specifieke situatie. Het Bedrijf bevindt zich evenmin in een positie om u een specifiek resultaat te verzekeren. We raden u dan ook aan om professioneel advies te vragen over hoe de relevante wetten in uw land van toepassing kunnen zijn op uw specifieke situatie. Ten slotte, merk op dat als u een burger of inwoner bent van een ander land dan het land waarin u op dit moment werkt, of uw tewerkstelling na de toekenning verhuist, de informatie in de Bijlage mogelijk niet van toepassing is.

Dodatkowe warunki i postanowienia
Umowy przyznania jednostek akcyjnych o ograniczonych prawach (w oparciu o wyniki)
Warunki
Niniejszy Załącznik („Załącznik”) zawiera dodatkowe warunki, które regulują jednostki akcyjne o ograniczonych prawach („PSU” lub „Prawo”) przyznaną w ramach Programu, jeśli mieszkasz w jednym z wymienionych poniżej krajów. Określone terminy pisane wielką literą, które nie zostały zdefiniowane w niniejszym Załączniku, mają znaczenie określone w Programie i/lub Umowie. Prawo nie uprawnia do uzyskiwania podobnych korzyści w przyszłości.
Powiadomienia
11

Niniejszy Załącznik zawiera również informacje dotyczące poszczególnych krajów, o których powinieneś(-as) wiedzieć w związku z uczestnictwem w Programie. Informacje oparte są na papierach wartościowych, kontroli dewizowej i innych przepisach obowiązujących w odpowiednich krajach od stycznia 2023 r. Takie przepisy prawa są często skomplikowane i często się zmieniają. W związku z tym Spółka zdecydowanie zaleca, aby nie polegać na informacjach wymienionych w niniejszym dokumencie jako jedynym źródle informacji związanych z konsekwencjami uczestnictwa w Programie, gdyż informacje te mogą być nieaktualne w momencie nabycia lub wykonywania PSU, a Akcje Zwykłe są Ci wydawane lub w przypadku sprzedaży PSU nabytych w ramach Programu.
Ponadto informacje mają charakter ogólny i mogą nie mieć zastosowania do konkretnej sytuacji, a Spółka nie jest w stanie zapewnić Ci żadnego konkretnego rezultatu. W związku z tym zaleca się zasięgnięcie odpowiedniej profesjonalnej porady dotyczącej tego, w jaki sposób odpowiednie przepisy w Twoim kraju mogą mieć zastosowanie do konkretnej sytuacji. Wreszcie należy pamiętać, że jeśli jesteś obywatelem/obywatelką lub rezydentem/rezydentką kraju innego niż kraj, w którym obecnie pracujesz lub przenosisz się do nowego miejsca po przyznaniu, informacje zawarte w Załączniku mogą nie mieć zastosowania.

Australia

Important Notice
Important Notice
No financial product advice is provided in this Appendix, this Agreement or the Plan (the Plan Documents) and nothing should be taken to constitute a recommendation or statement of opinion that is intended to influence a person or persons in making a decision to participate in the Plan. The Plan documents do not take into account your objectives, financial situation and needs. You should consider obtaining your own financial product advice from a person who is licensed by the Australian Securities and Investments Commission to give such advice.

If you intend to apply to participate in the Plan, you must make your own independent assessment and investigation in relation to your legal and taxation position including seeking professional advice. You must base any decision you may make on such independent assessment, investigation or advice.

Offer made without disclosure
A copy of the terms of the Plan will be provided to you with this Agreement.

Notwithstanding the terms of the Plan, an offer to receive PSUs and participate in the Plan, if received in Australia, is made without disclosure to investors in reliance on the regulatory relief set out in Division 1A of Part 7.12, and for the purposes of section 1100N(b), of the Corporations Act 2001 (Cth).

As set out in this Agreement, each PSU represents the right to receive one Ordinary Share subject to the relevant performance goals and performance measures being met, or otherwise waived, in accordance with the Plan and this Agreement.

12

The PSUs will be issued for nil consideration. You are not required to pay for a PSU or for the subsequent transfer of an Ordinary Share on vesting of that PSU, however your responsibility for any taxes is as set out in the terms of the Plan and this Agreement.

Notwithstanding any discretion contained in the Plan, or any provision in this Agreement to the contrary, the number of PSUs granted to you will only be decreased depending on your level of attainment of performance goals against your designated performance measures. If you fully meet your performance goals against the designated performance measures, all of your PSUs will vest. However, if you only partially meet your performance goals against the designated performance measures, only a partial number of your PSUs will vest. You will be entitled to one Share for each vested PSU.
For the avoidance of doubt, there will be no increase to the number of PSUs granted to you on the Grant Date.

The Company will not provide you with any loans or financial assistance under the Plan in connection with the offer of the PSUs.

No PSUs or Ordinary Shares transferred to you under the Plan will be held on your behalf, by a trustee/nominee.

The indicative daily price of the Ordinary Shares on the New York Stock Exchange (NYSE), quoted in US dollars, is available on the Company’s website at http://perrigo.investorroom.com/stock-information. The Ordinary Shares are also quoted on the NASDAQ Stock Market (NASDAQ) (refer to NASDAQ’s website at http://www.nasdaq.com/symbol/prgo).

The Australian dollar equivalent of the Ordinary Shares can be determined using prevailing exchange rate published by Thomson Reuters (Prevailing Exchange Rate). Alternatively, the Company will advise you of the price of its Ordinary shares (in equivalent Australian dollars) as soon as possible following receipt of any request for such information. This information may be obtained by you contacting your local Human Resources representative.

Before accepting an offer to be granted PSUs, you should satisfy yourself that you have a sufficient understanding of the risks set out below and should consider if the PSUs are a suitable investment for you, having regard to your own investment objectives, financial circumstances and taxation position:

(a) the vesting conditions for your PSUs may not be satisfied for reasons beyond the Company’s or your control;

(b) you are not permitted to transfer your PSUs unless permitted under this Agreement or the Plan;

(c) you will have no voting, dividend, or other stockholder rights in any Shares until you become the registered holder of those Shares. Until you become the registered holder of Shares, you will have only the rights of an unsecured creditor with respect to those Shares

(d) if your PSUs vest and you subsequently receive Ordinary Shares:
(i) the value of those shares may rise and fall according to investor sentiment, general economic conditions and outlook, international and local stock markets, employment, inflation, interest rates, government policy, taxation and regulation; and
(ii) there is no guarantee that an active trading market for the shares will exist or that the price of the shares will increase. There may be relatively few potential buyers or sellers of the shares on the NYSE, NASDAQ, TASE or any other applicable market at any time and this may
13

increase the volatility of the market price of the shares. It may also affect the prevailing market price at which you may be able to sell your shares;

(e) there may be taxation implications arising for you in participating under this Agreement and in the Plan. The tax consequences of participating in the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. The tax regime applying to you may change.

Please note that the above risks are only general risks of acquiring and holding PSUs under the Plan. It does not purport to list every risk that may be associated with the Plan now or in the future.
Finally, if at the time of vesting, the Company determines that it is not legal under Australian securities laws to issue shares, the outstanding PSUs will be cancelled, and no shares will be issued to you nor will any benefits in lieu of shares be paid to you.

Exchange Control Information

Exchange control reporting mandates disclosure of payments equal to or exceeding AUD10,000 made to a foreign individual or entity. This reporting is generally done automatically by the financial institution making the transfer.

Austria
Notifications
Exchange Control Information. If you hold Ordinary Shares outside of Austria, you must submit a report to the Austrian National Bank. An exemption applies if the value of the shares as of any given quarter is less than €5,000,000 (when converted to Euros if applicable). If the threshold is met or exceeded, quarterly reporting obligations exist If quarterly obligations apply, the reporting date is the end of each quarter and the deadline for filing the report is the 15th of the month following the end of the quarter.
When shares are sold, there may be exchange control obligations if the cash received is held in a bank account outside Austria. If the volume of all your accounts abroad exceeds €10,000,000 (when converted to Euros if applicable), the balances of all accounts must be reported monthly, as of the last day of the month, on or before the fifteenth day of the following month.

Belgium
Notifications
Foreign Asset/Account Reporting Information. You are required to report any security or bank accounts (including brokerage accounts) you maintain outside of Belgium on your annual tax return. In a separate report, you are required to provide the National Bank of Belgium with certain details regarding such foreign accounts (including the account number, bank name and country in which any such account was opened). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption.
14

Stock Exchange Tax. A stock exchange tax could apply for Belgian tax residents transacting through a non-Belgium broker once the shares are sold. It is recommended that you consult with your personal tax advisor with respect to your requirements.
Notifications
Communication d’informations relatives aux actifs ou comptes étrangers. Vous êtes tenu de déclarer, dans votre déclaration fiscale annuelle, tout compte-titres ou compte en banque (y compris les comptes de courtage) que vous détenez en dehors de la Belgique. Dans une déclaration distincte, vous êtes tenu de communiquer à la Banque Nationale de Belgique certains détails concernant les comptes étrangers (notamment le numéro de compte, le nom de la banque et le pays où le compte a été ouvert). Cette déclaration ainsi que toutes les informations indiquant comment la remplir sont disponibles sur le site web de la Banque Nationale de Belgique (www.nbb.be) à la section « Centrales des crédits/Kredietcentrales ».
Meldingen
Informatie over buitenlands vermogen/rekeningrapportering. U moet alle garantie- of bankrekeningen (inclusief beleggingsrekeningen) die u buiten België bezit, vermelden op uw jaarlijkse belastingsbrief. In een afzonderlijk overzicht moet u de Nationale Bank van België informatie geven over zulke buitenlandse rekeningen (inclusief het rekeningnummer, de naam van de bank en het land waarin zulke rekening is geopend). Dit overzicht, evenals extra informatie over hoe u het moet opstellen, vindt u op de website van de Nationale Bank van België, www.nbb.be, onder de titel Kredietcentrales.

Bermuda
Terms and Conditions
The Award Agreement is not subject to and has not received approval from the Bermuda Monetary Authority and the Registrar of Companies in Bermuda, and no statement to the contrary, explicit or implicit, is authorized to be made in this regard. The securities may be offered or sold in Bermuda only in compliance with the provisions of the Investment Business Act 2003 of Bermuda.
Brazil
Terms and Conditions
Labor Law Acknowledgment. You agree that, for all legal purposes, (i) the benefits provided under the Plan are the result of commercial transactions unrelated to your employment; (ii) the Plan is not a part of the terms and conditions of your employment; and (iii) the income from the PSUs, if any, is not part of your remuneration from employment.
Notifications
Compliance with Law. By accepting the PSUs, you agree to comply with Brazilian law when the PSUs vest and the shares are sold. You also agree to report and pay any and all taxes associated with the vesting of the PSUs, the sale of the PSUs acquired pursuant to the Plan, and the receipt of any dividends.
Exchange Control Information. If you are a resident or domiciled in Brazil and hold assets and rights outside Brazil with an aggregate value exceeding US$100,000, you will be required to
15

prepare and submit to the Central Bank of Brazil an annual declaration of such assets and rights. Assets and rights that must be reported include PSUs.
Canada
Notifications

Payout of PSUs in Shares Only.With respect to all Employees residing in Canada, the Company will convert all vested PSUs only into an equivalent number of Shares and the Plan will not provide an option to settle the PSUs in cash.

Foreign Asset/Account Reporting Notice. Canadian residents may be required to report foreign property (including Shares) on an annual basis on form T1135 (Foreign Income Verification Statement) if the total cost of the foreign property exceeds CAD 100,000 at any time in the year. The grant of PSUs must be reported if the CAD 100,000 cost threshold is exceeded because of other foreign property held. PSUs may be reported at a nil cost. The form must be filed by April 30 of the following year. It is recommended that you consult with your personal tax advisor with respect to your requirements.

Tax Information. Withholding will include both federal income tax as well as provincial tax.
Terms and Conditions

Resale Restrictions. The Ordinary Shares received by Canadian residents pursuant to this Plan will be subject to an indefinite holding period and the resale of the Ordinary Shares will be prohibited, unless certain conditions are met in respect of the Company in accordance with applicable Canadian securities laws or another applicable Canadian prospectus exemption is available.
Eligibility of Participants. Notwithstanding the terms of this Agreement or the Plan, no offers of PSUs or Ordinary Shares may be made to you if you are not an employee, executive officer, director or consultant of the Company or a related entity of the Company, in accordance with Section 2.24 of National Instrument 45-106.
Employment Law Matters:
Notwithstanding the terms of this Agreement or the Plan, the term “Termination Date” shall mean the earliest of:
a)    Any date specified in this Agreement or the Plan;
b)    The date on which the Company or any applicable Affiliate delivers to you notice in a form prescribed by the Company that the Company is thereby terminating the employment relationship (regardless of whether the notice or termination is lawful or unlawful or is in breach of any contract of employment);
c)    Except in the event of a Separation for Good Reason, the date on which you deliver notice in a form prescribed by the Company to the Company or any applicable Affiliate that you are terminating the employment relationship (regardless of whether the notice or termination is lawful or unlawful or is in breach of any contract of employment);
d)    The date on which you cease to provide services to the Company or any applicable Affiliate, except where you are on an authorized leave of absence; and
16

e)    The date on which you cease to be considered an “employee” of the Company or any applicable Affiliate under applicable law.
Notwithstanding the terms of this Agreement or the Plan, the definitiona of “Cause” shall be determined in accordance with applicable laws in the jurisdiction of employment.
In accordance with Section 2.13, you consent and agree to the payment of the reimbursements set out therein, including through deductions of the amounts specified in paragraph 2.13 from any wages owed by the Company to the employee.
The provisions set out in Section 2.15(a) do not apply to employees in the province of Ontario other than executive employees who are exempted from XV.1 of the Ontario Employment Standards Act, 2000.

Czech Republic
Terms and Conditions
Consent to Receive Documents in English.
By accepting the Award, you confirm that you have read and understood the Plan and the Agreement, which were provided in the English language. You accept the terms of those documents accordingly.
Přijetím tohoto Oznámení potvrzujete, že jste přečetl a porozuměl jste Podmínkám plánu (“Plan”) a Smlouvě (“Agreement”), které Vám byly poskytnuty v anglickém jazyce. Zároveň prohlašujete, že souhlasíte s podmínkami uvedenými v těchto dokumentech.
Notifications

Restriction on cash payments. Under Czech Act No. 235/2004 Coll., on Cash Payments, as amended, it is prohibited to receive or provide payments in cash exceeding the amount of CZK 270.000 within one day. Payments exceeding this amount must be executed cashless. This restriction relates to payments from one contracting party to one other contracting party. Thus, it is not a restriction on the sum of all payments made by one individual or entity within one day.
Nevertheless, since the restriction on cash payments may be subject to a change (especially a lower threshold might be set), we recommend consulting your personal legal advisor prior to receiving or providing a larger amount of cash payments.

Denmark
Terms and Conditions

The Award Agreement is subject to the Danish Stock Option Act (in Danish: aktieoptionsloven), which applies on share option agreements entered into as part of an employment, if the ownership of the shares is obtained at a later point.

17

This act is based on a principle of the right to freely agree on the terms of the Award Agreement with certain exceptions stated in the act. In addition to the act, the Danish Contract Act (in Danish: aftaleloven) and Danish case law also regulates the terms of the Award Agreement.

Below, it is outlined when the Danish Stock Option Act, the Danish Contract Act, Danish case law and other applicable legislation deviate from terms stated in the Award Agreement:

• Section 1.3(f) in the Award Agreement does not entail that applicable notice periods under Danish employment legislation and your employment agreement are deviated from to the detriment of you.

• Section 1.3(g) litra 2 in the Award Agreement is amended to the following:

“(2) “Termination without Cause” means the involuntary termination of your employment or contractual relationship by the Company without any Cause. “

• Regardless of section 2.3 in the Award Agreement, vested and acquired shares do not lapse as a consequence of your Termination Date for reasons of Cause.

In relation to Section 2.7 in the Award Agreement the following also applies, which supersedes section 2.7 in case of conflicting regulation:
“The Company is required to report the market value of the PSUs to the Danish tax authorities to both E-income and E-capital with the Danish tax authorities. For E-income, the value of the PSUs should be reported as income art 50 in field 068 and should be reported by the Company in the month the shares vest. For E-capital, the value of the PSUs should be reported to the Danish tax authorities no later than the 20th of January the following year after the PSUs have vested.

The market value of the provided PSUs is to be reported by the Company as personal income in the year of vest and is subject to a marginal tax rate of 56% including labor market contribution.

The tax payment obligation for the value of the shares will be collected with the individual, and the responsibility to ensure that the correct amount is reported on the Danish tax assessment remains with the individual.
At the time of sale you are subject to tax on the gain, if any, at a marginal tax rate of 42%. The capital gain is calculated as the difference between the average fair market value at vest and the sales price.

If there is a loss tied to the sale of the PSUs, the loss can be deducted in capital gain from other listed PSUs.

Please note that it is mandatory for you to report information on PSUs from a foreign depot to the Danish tax authorities. If this information is not provided to the Danish tax authorities, a potential loss cannot be used for deduction. “

In addition to section 2.10(b), all personal information will be managed in accordance with the European Data Protection Regulation (in Danish: databeskyttelsesforordningen) and the Danish Data Protection Act (in Danish: personbeskyttelsesloven).

Section 2.15(a)-(d) in the Award Agreement is void and unenforceable in Denmark and instead the following is agreed:

18

2.15 NON-COMPETITION AND NON-SOLICITATION

2.15.1. You will be covered by this non-competition and non-solicitation clause for 6 months after the effective date of termination.

2.15.2. In this period, you are entitled to – only with the prior written consent of the affiliate employing or retaining you (the “Affiliate”) – be engaged or financially interested, directly or indirectly, in any business which develops and/or distributes products or services that compete or may compete with the Affiliate or any group companies’ products and/or services or in any other business competing with the Affiliate or any group companies in any other way. This restriction includes any interest whatsoever by way of, for example, employment, ownership in full or in part, membership of a board, consultancy services and the like in Denmark and abroad.

2.15.3. Conclusion of this non-competition clause is required because you hold a very special position of trust, and you will receive detailed knowledge about the Affiliate and group companies’ affairs, including business secrets, market strategies and plans, information on customers and suppliers. This knowledge may be exploited to the detriment of the Affiliate or group companies, if you become employed with a competing company immediately after the effective date of termination.

2.15.4. During 6 months after the effective date of termination, you are only with the prior written consent of the Affiliate entitled to be in contact with or have business relations, directly or indirectly, with customers, suppliers or cooperation partners, etc., with whom you have had business relations within the last 12 months prior to the termination. In connection with the termination, the Affiliate will prepare a list of the customers, suppliers and cooperation partners covered by the restriction in this clause. In this connection, you must loyally contribute to the drafting of a thorough list covering all customers, suppliers and/or cooperation partners with whom you have had business relations within the last 12 months prior to the termination. Your deliberate failure to contribute loyally to this list will be considered a material breach of the employment and the Award Agreement.

2.15.5. The effective date of termination is to be construed as the date on which you may be ordered or entitled to resign after the expiry of the notice period, notwithstanding whether you actually end your work with the employing company at an earlier date.

2.15.6. The non-competition part of this clause will cease to apply, if the Affiliate gives notice of termination to you without you having reasonably caused the termination. The non-competition part of this clause will also cease to apply, if you resign from the Affiliate for reasonable cause due to the employing company’s failure to fulfil its obligations, cf. section 11 (1) in the Danish Act on Employment Clauses (in Danish: ansættelsesklausulloven). In both situations, the non-solicitation part of this clause will be maintained.

2.15.7. The Affiliate may terminate the clause with one month's notice to expire at the end of a month, cf. section 10 (1) in the Danish Act on Employment Clauses.
2.15.8. As compensation for the clause, you will receive a monthly compensation in accordance with the Danish Act on Employment Clauses. Compensation currently amounts to 60 % of the monthly salary at the effective date of termination and is payable in the period in which the clause applies. At the effective date of termination, the first two months of compensation will be paid to you as a lump sum. If the clause applies, compensation will after the first two months be payable each month in arrears in the rest of the period in which the clause applies. If you obtain other appropriate paid work, compensation equivalent to 24 % of the monthly salary at the effective date of termination will be paid from the third month after the effective date of termination. You are obligated to actively seek other appropriate work and to notify the Affiliate in writing of any new work. Failure to observe the duty of mitigation will be considered a
19

material breach of the employment with the effect that your right to compensation will lapse. The right to compensation will lapse, if the Affiliate has lawfully terminated your employment without notice.

2.15.9. In the event of your breach of the clause, the Affiliate will be entitled to a penalty of [between three and six] months' salary for any one breach of the clause and compensation for any additional loss. In the event of a persistent breach of the clause, each month or part of a month is deemed to constitute an independent breach entitling the Affiliate to a new, independently agreed penalty. Any payment of the agreed penalty shall not lead to the discontinuance of your obligation to comply with the clause. The Affiliate may also seek to restrain any breach of the clause through the issue of an injunction.

2.15.10. This clause may be invoked by the Affiliate from the date on which you have been employed with the employing company for six months.
Estonia
No country specific provisions.
Finland
Notifications
Tax Reporting Information. If you hold Ordinary Shares acquiqred under the Plan, you are generally required to include those Ordinary Shares as assets in your individual tax return.
France
Terms and Conditions
Consent to Receive Information in English. By accepting the Award, you confirm having read and understood the Plan and the Agreement, which were provided in the English language. You accept the terms of those documents accordingly.
En acceptant cette attribution gratuite d'actions, vous confirmez avoir lu et comprenez le Plan et ce Contrat, incluant tous leurs termes et conditions, qui ont été transmis en langue anglaise. Vous acceptez les dispositions de ces documents en connaissance de cause.
Notifications
Tax Reporting Information. If you hold Ordinary Shares outside of France or maintain a foreign bank account, you are required to report such to the French tax authorities when you file your annual tax return.
Tax Information. The PSUs are not intended to qualify as a French tax qualified performance restricted stock units under French tax law.
Foreign Asset/Account Reporting Information. If you are a French resident and hold cash or Ordinary Shares outside of France, you must declare all foreign bank and brokerage accounts (including any accounts that were opened or closed during the tax year) on an annual basis on a special form, No. 3916, together with your income tax return.

Renseignements relatifs aux comptes et avoirs étrangers. Si vous êtes résident français et que vous détenez des liquidités ou des Actions ordinaires en dehors de la France, vous êtes tenu de
20

déclarer chaque année, en même temps que votre déclaration de revenus, les références de vos comptes bancaires et comptes-titres étrangers (y compris les comptes qui ont été ouverts ou fermés pendant l’exercice fiscal) par le biais d’un formulaire spécifiquement prévu à cet effet, le formulaire No 3916.

Germany
Notifications
Exchange Control Information. Cross-border payments related to securities transactions in excess of €12,500 must be reported by the fifth calendar day of the month following the respective payment to the German Central Bank (Bundesbank). If you use a German bank to transfer a cross-border payment related to securities transactions in excess of €12,500 (e.g. in connection with the sale of shares acquired under the Plan), the bank will make the report for you. In addition, you must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 (by the tenth calendar day after the expiry of one month) and any cross-border shareholdings in companies if the share in the capital or the voting rights amount(s) to 10% or more and the investment object exceeds a balance sheet total of €3,000,000 (by the last working day of the sixth calendar month following December 31).n a monthly basis.
Tax Reporting Information. In case of an acquisition of shares in a foreign company with an overall investment amount of more than €150,000 (or in case of an acquisition of 10% or more of the shares in a foreign company), you should consult with your tax advisor whether the investment would have to be reported to your tax office.
Greece
Notifications
Exchange Control Information. Pursuant to your Award, if you withdraw funds of €15,000 or more from a bank in Greece and remit those funds out of Greece, you may be required to submit certain documentation/ information to the Greek bank to ensure that the transfer is not in violation of Greek anti-money laundering rules.
Hungary
No country specific provisions.
India
Notifications
Exchange Control Notification. You understand that you must repatriate any proceeds from the sale of shares acquired under the Plan to India and convert the proceeds into local currency within 180 days of receipt assuming share holding is less than 10% of the company's share capital or as prescribed under applicable Indian exchange control laws as may be amended from time to time. You will receive a foreign inward remittance certificate ("FIRC") from the bank where you deposit the foreign currency. You should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or your employer requests proof of repatriation.
Tax Information. The amount subject to tax on receipt of the shares will partially be dependent upon a valuation that the Company or your employer will obtain from a Merchant Banker in India.
21

Neither the Company nor your employer has any responsibility or obligation to obtain the most favorable valuation possible, nor obtain valuations more frequently than required under Indian tax law.
Foreign Asset/Account Reporting Information. You are required to declare in the applicable schedules of your annual tax return (a) any foreign assets held by you (e.g., Ordinary Shares acquired under the Plan and, possibly, the Award), (b) any foreign bank accounts for which you have signing authority and (c) any foreign custodian accounts.
Ireland
Notifications
Director Notification Obligation. If you are a director, shadow director or secretary of the Company's Irish Subsidiary or Affiliate, you must notify the Irish Subsidiary or Affiliate in writing within five business days of receiving or disposing of an interest exceeding 1% of the Company (e.g., PSUs, shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary).

Terms and Conditions

Israel
Type of Grant            □ Capital Gain Award (“CGA”)
                □ Ordinary Income Award (“OIA”)
                □ 3(i) Award
                □ Unapproved 102 Award

Terms and Conditions

Settlement of PSUs. Notwithstanding anything to the contrary in this Agreement, if the PSUs granted hereunder are 102 Awards, the PSUs shall be settled in Ordinary Shares only.

Trust. All Approved 102 Awards shall be held in trust by a trustee designated by the Company ("Trustee") or shall be supervised by the Trustee in accordance with the instructions set forth by the Israeli Tax Authority (“ITA”), for the requisite lockup period prescribed by the Ordinance and the regulations promulgated thereunder, or such other period as may be required by the ITA, during which period Awards or Ordinary Shares issued thereunder, and all rights resulting from them, including bonus shares, must be held or supervised by the Trustee in accordance with the instructions set forth by the ITA. The Trustee shall not release any Approved 102 Awards, Ordinary Shares issued upon the exercise of any Approved 102 Awards, or any rights, including bonus shares, resulting from such Approved 102 Awards or Ordinary Shares, prior to the full payment of your tax liability. The Trustee or the Israeli Affiliate shall withhold any applicable taxes in accordance with Section 102 or any applicable tax ruling obtained by the Company.

Without derogating from the foregoing, if your PSUs do not qualify as Approved 102 Awards the Company may still at its sole discretion deposit your PSUs in trust to ensure that taxes are properly withheld.

22

You hereby release the Trustee from any liability in respect of any action or decision duly taken and executed in good faith in relation to any PSUs or Ordinary Shares issued to you thereunder.

Tax. Without derogating from Section 2.7(b) above, you hereby agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for all such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to you.
Compliance with Law. By accepting the PSUs, you agree to comply with the provisions of Section 102 and the regulations and rules promulgated thereunder or any tax ruling to be obtained by the Company in connection with your PSUs.
Italy
Terms and Conditions
Notifications
Tax/Exchange Control Information. You are required to report on your annual tax return: (a) any foreign investments or investments (including the Ordinary Shares issued at vesting of the PSUs, cash or proceeds from the sale of Ordinary Shares acquired under the Plan) held outside of Italy, if the investment may give rise to income in Italy (this will include reporting the Ordinary Shares issued at vesting of the PSUs if the fair market value of such Ordinary Shares combined with other foreign assets); and (b) any changes during the financial year which have had an impact during the calendar year on your foreign investments or investments held outside of Italy.
You are exempt from these formalities if the investments are made through an authorized broker resident in Italy, as the broker will comply with the reporting obligation on your behalf.
Kazakhstan
Notifications
Exchange Control Information. Exchange control rules change frequently and you should consult your personal advisor to determine whether you are required to report the acquisition of shares of a foreign company to the National Bank of Kazakhstan.
Latvia
No country specific provisions.
Lithuania
No country specific provisions.
Luxembourg
Notifications
Exchange Control Information. You are required to report any inward remittances of funds to the Banque Central de Luxembourg and/or the Service Central de La Statistique et des Etudes Economiques. If a Luxembourg financial institution is involved in the transaction, it generally will fulfill the reporting obligation on your behalf.
23

Mexico
Modification. By accepting the PSUs, you understand and agree that any modification of the Plan or the Agreement or its termination shall not constitute a change or impairment of the terms and conditions of employment.
Plan Document Acknowledgment. By accepting the award of the PSUs, you acknowledge that you have received copies of the Plan, have reviewed the Plan and the Agreement in their entirety and fully understand and accept all provisions of the Plan and the Agreement.
In addition, by signing the Agreement, you further acknowledge that you have read and specifically and expressly approve the terms and conditions in the Agreement, in which the following is clearly described and established:
(i)Participation in the Plan does not constitute an acquired right;
(ii)The Plan and participation in the Plan is offered by the Company on a wholly discretionary basis;
(iii)Participation in the Plan is voluntary; and
(iv)The Company and any Parent, Subsidiary or Affiliates are not responsible for any decrease in the value of the shares.
Labor Law Acknowlegement and Policy Statement. In accepting the PSUs, you expressly recognize the Company is solely responsible for the administration of the Plan and that your participation in the Plan and acquisition of Ordinary Shares does not constitute an employment relationship between you and the Company since you are participating in the Plan on a wholly commercial basis and on a wholly commercial basis and your sole employer is Perrigo de Mexico S.A. De C.V. (“Perrigo Mexico”). Based on the foregoing, you expressly recognize that the Plan and the benefits that you may derive from participation in the Plan do not establish any rights between you and your employer, Perrigo Mexico, and do not form part of the employment conditions and/or benefits provided by Perrigo Mexico and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of your employment.
You further understand that your participation in the Plan is as a result of a unilateral and discretionary decision of the Company; therefore, the Company reserves the absolute right to amend and/or discontinue your participation at any time without any liability to you.
Finally, you hereby declare that you do not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of your participation in the Plan and therefore grant a full and broad release to the Employer, the Company and any Parent, Subsidiary or Affiliates with respect to any claim that may arise under the Plan.
Spanish Translation
Modificaciόn. Al aceptar las Unidades de Acción Restringida de Rendimiento (PSUs, por sus siglas en inglés) usted entiende y esta de acuerdo que cualquier modificación del plan o del acuerdo o su terminación no constituirá un cambio o detrimento de los términos y condiciones de su empleo.
Confirmación del Documento del Plan. Al aceptar el otorgamiento de las PSUs, usted reconoce que ha recibido copias y ha revisado dicho acuerdo en su totalidad y que ha entendido y aceptado completamente todas las disposiciones contenidas en el Plan y en el Acuerdo.
24

Adicionalmente, al firmar el acuerdo, usted reconoce que ha leído, y aprobado de manera específica y expresa los términos y condiciones en el acuerdo en el que se describe y establece claramente los siguiente:
(i)La participación en el Plan no constituye un derecho adquirido;
(ii)El plan y la participación en el mismo, son ofrecidos por la Compañía de manera totalmente discrecional;
(iii)La participación en el Plan es voluntaria; y
(iv)La Compañía, y cualquier Sociedad controladora, Subsidiaria o Filiales no son responsables por ningún decremento en el valor de las Acciones.
Constancia de aceptación de la ley laboral y declaración de la política.  Al aceptar las PSUs, usted reconoce expresamente que la Compañía, es la única responsable de la administración del Plan, y que su participación en el Plan y la adquisición de las acciones comunes no constituyen una relación de trabajo entre usted y la Compañía dado que usted participa en el Plan de manera completamente comercial y el único empleador que tiene es Perrigo de México, S.A. de C.V. (« Perrigo de Mexico »). Con base en lo anterior, usted reconoce expresamente que el Plan y los beneficios que usted pueda obtener de la participación en el Plan, no establecen ningún derecho entre usted y su empleador Perrigo de México y no forman parte de las condiciones de trabajo ni de las prestaciones ofrecidas por Perrigo de México y cualquier modificación del Plan o la terminación de éste, no constituyen un cambio o deterioro de los términos y condiciones de su trabajo.
Además, usted comprende que su participación en el Plan es el resultado de una decisión unilateral y discrecional de la Compañía; por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o interrumpir la participación de usted en cualquier momento sin ninguna responsabilidad para usted.
Finalmente, usted declara que no se reserva ninguna acción o derecho de presentar algún reclamo o demanda en contra de la Compañía por compensación, daño o perjuicio alguno como resultado de su participación en el Plan, en consecuencia, otorga el más amplio finiquito al Empleador, así como a la Compañía, a su Sociedad controladora, Subsidiaria o Filiales con respecto a cualquier demanda que pudiera originarse en virtud del Plan.
Netherlands
Notifications
Insider-Trading Notification. Dutch insider-trading rules prohibit you from effectuating certain transactions involving shares if you have inside information about the Company. If you are uncertain whether the insider-trading rules apply to you, you should consult your personal legal advisor.
Norway
Insider-Trading Notification. Norwegian insider-trading rules prohibit you from effectuating certain transactions involving shares if you have inside information about the Company. If you are uncertain whether the insider-trading rules apply to you, you should consult your personal legal advisor as well as the Company.
Exchange Control Information. Cross-border payments in excess of NOK 100,000 must be reported to the Norwegian foreign exchange register (Valutaregisteret). If you use a Norwegian bank to transfer a cross-border payment in excess of NOK 100,00 in connection with the sale of shares acquired under the Plan, the bank will make the report on your behalf.
25

Foreign Asset/Account Reporting Information. In your Norwegian income tax return, each year you are required to report any security, shares or bank accounts (including brokerage accounts and the Company “Account” referenced in section 1.5 of the Agreement) you maintain outside of Norway. The Company “Account” should not be treated as taxable wealth, as long as the right to receive the dividends is conditional, but you must report it.
Poland
Terms and Conditions
Consent to Receive Information in English. By accepting the Award, you confirm having read and understood the Plan and the Agreement, which were provided in the English language. You accept the terms of those documents accordingly.
Notifications
Exchange Control Information. If you hold foreign securities (including shares pursuant to the Award) and maintain accounts abroad, you may be required to file certain reports with the National Bank of Poland (“NBP”). Specifically, if the value of securities and cash held in such foreign accounts exceeds PLN 7,000,000 (or equivalent thereof in another currency) at the end of the year, you must file reports on the transactions and balances of the accounts on a quarterly basis by the 26th day of the month following the end of each quarter. In case you are being in regime of a joint marital property, the above threshold shall apply to joint property of the spouses.
In addition, if you hold, at the beginning or end of the year, at least 10% of votes in the decision-making body of the entity based abroad (and you are person meeting the prievusly mentioned criteria), an annual notification, on the official form, must be submitted by you to the NBP by May 31 of the following year.
If at the end of the year you did not reach the given threshold but in the next year, at the end of a calendar quarter, you reach the threshold, you are obliged to submit the appropriate form to NBP for this quarter and each of the following quarters of this calendar year (within 26 days from the end of each calendar quarter). Such reports are filed on special forms available on the website of the NBP.
The foregoing duties represents personal responsibilities of each shareholder and cannot be fulfilled by any entity on your behalf.
Additionally, if you are a Polish citizen and you transfer funds abroad in excess of the PLN equivalent of €15,000, the transfer must be made through an authorized bank, a payment institution or an electronic money institution authorized to render payment services.
Furthermore, at the banks’ request, you may be required to inform eligible banks, within the meaning of the Foreign Exchange Act, about all foreign exchange transactions performed through them.
You are also required to retain the documents connected with foreign exchange transactions for a period of five years, as measured from the end of the year in which such transaction occurred.
Warunki
Zgoda na otrzymywanie informacji w języku angielskim. Akceptując Opcję, potwierdzasz przeczytanie i zrozumienie Programu i Umowy, które zostały dostarczone w języku angielskim. W związku z tym akceptujesz warunki tych dokumentów.
26

Powiadomienia
Informacje o kontroli dewizowej. Jeśli jesteś w posiadaniu zagranicznych papierów wartościowych (w tym akcji) i posiadasz rachunki za granicą, możesz być zobowiązany(-a) do złożenia określonych sprawozdań w Narodowym Banku Polskim („NBP”. W szczególności, jeśli wartość papierów wartościowych i środków pieniężnych gromadzonych na takich rachunkach zagranicznych przekracza na koniec roku 7 000 000 PLN (lub ekwiwalent tej kwoty w innej walucie), należy co kwartał składać raporty z transakcji i sald rachunków do 26 dnia miesiąca następującego po zakończeniu każdego kwartału. W przypadku pozostawania we wspólności majątkowej z małżonkiem, powyższy próg dotyczy majątku wspólnego małżonków.
Ponadto, jeżeli posiadasz na początek lub koniec roku co najmniej 10% głosów w organie stanowiącym podmiotu z siedzibą za granicą (i jesteś osobą spełniającą wyżej wskazane warunki) musisz złożyć w NBP do 31 maja następnego roku dodatkowy raport.
Jeśli pod koniec roku nie osiągnąłeś(-aś) określonego progu, ale w następnym roku, pod koniec kwartału kalendarzowego, osiągniesz próg, musisz złożyć odpowiedni formularz do NBP za ten kwartał i każdy z kolejnych kwartałów tego roku kalendarzowego (w ciągu 26 dni od zakończenia każdego kwartału kalendarzowego). Takie raporty są składane w specjalnych formularzach dostępnych na stronie internetowej NBP.
Ponadto, jeśli jesteś obywatelem Polski i przekazujesz środki za granicę w wysokości przekraczającej równowartość 15 000 EUR w PLN, przelewu należy dokonać za pośrednictwem upoważnionego banku, instytucji płatniczej lub instytucji pieniądza elektronicznego uprawnionej do świadczenia usług płatniczych.
Ponadto na żądanie banków niezbędne może być poinformowanie uprawnionych banków, w rozumieniu ustawy Prawo dewizowe (Foreign Exchange Act), o wszystkich transakcjach walutowych przeprowadzanych za ich pośrednictwem.
Jesteś również zobowiązany(-a) do przechowywania dokumentów związanych z transakcjami wymiany walut przez okres pięciu lat, mierzony od końca roku, w którym taka transakcja została wykonana
Portugal
Terms and Conditions
Language Consent. You hereby expressly declare that you have full knowledge of the English language and have read, understood and fully accepted and agreed with the terms and conditions established in the Plan and Award Agreement.
Conhecimento da Lingua. O Contratado, pelo presente instrumento, declara expressamente que tem pleno conhecimento da língua inglesa e que leu, compreendeu e livremente aceitou e concordou com os termos e condições estabelecidas no Plano e no Acordo de Atribuição (Award Agreement em inglês).
Romania
Notifications
Statistical Reporting. According to art. 92 of NBR Reg. 4/2021, if you, as a resident of Romania within the meaning of NBR Reg. 4/2021, acquire more than 10% of the share capital in a foreign company, the acquisition must be reported to the National Bank of Romania (“NBR”)
27

for statistical purposes within 30 calendar days of acquisiting the ownership right over the shares of the foreign company. You should consult your personal advisor to determine whether you will be required to submit such documentation to the NBR pursuant to your participation in the Plan.

Insider-Trading. Insider-trading rules prohibit you from carrying out certain transactions involving shares if you have inside information about the Company (insider dealing). If you are uncertain whether the insider-trading rules apply to you, including with regard to the fact that the Company is listed on the New York Stock Exchange (NYSE), you should consult your personal legal advisor. Depending on the applicable market abuse legislation, you might be subject to certain restrictions on the freedom to trade the shares that are settled through the RSU award, including any applicable prohibition on insider dealing, market manipulation or the unlawful disclosure of inside information.

Serbia
Terms and Conditions

No country specific provisions.
Slovakia
Foreign Asset Reporting. You may have a foreign asset reporting obligation if you are considered providing independent professional services “podnikatel”. You should consult with a personal tax advisor to understand your filing obligations.
No country specific provisions.
Slovenia
No country specific provisions.
South Africa
Terms and Conditions
Tax Information. By accepting the PSUs, you agree that, immediately upon vesting of the PSUs, you may need to notify your employer of the amount of any gain realized. If you fail to advise your employer of the gain realized upon vesting, you may be liable for a fine. You will be solely responsible for paying any difference between the actual tax liability and the amount withheld by your employer. It is recommended that you consult with your personal tax advisor with respect to your requirements.
Notifications
Exchange Control Information. Because no transfer of funds from South Africa is required under the PSUs, no filing or reporting requirements should apply when the award is granted nor when Ordinary Shares are issued upon vesting of the PSUs. However, because the exchange control regulations are subject to change, you should consult your personal advisor prior to vesting and settlement of the award to ensure compliance with current regulations.
28

Spain
Terms and Conditions
No Entitlement for Claims or Compensation. By accepting the award of PSUs, you consent to participation in the Plan, and acknowledge that you have received a copy of the Plan document. You understand that the Company has unilaterally, gratuitously and in its sole discretion decided to make awards of PSUs under the Plan to individuals who may be employees, consultants and directors throughout the world. The decision is limited and entered into based upon the express assumption and condition that any PSUs will not economically or otherwise bind the Company or any Parent, Subsidiary or Affiliate, including your employer, on an ongoing basis, other than as expressly set forth in the Agreement. Consequently, you understand that the Award is given on the assumption and condition that the PSUs shall not become part of any employment contract (whether with the Company or any Parent, Subsidiary or Affiliate, including your employer) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever. Furthermore, you understand and freely accept that there is no guarantee that any benefit whatsoever shall arise from the award, which is gratuitous and discretionary, since the future value of the PSUs and the underlying shares is unknown and unpredictable. You also understand that this Award would not be made but for the assumptions and conditions set forth hereinabove; thus, you understand, acknowledge and freely accept that, should any or all of the assumptions be mistaken or any of the conditions not be met for any reason, the Award, the PSUs and any right to the underlying shares shall be null and void.
You understand and agree that, as a condition of the grant of the PSUs, your termination of service for any reason other than death or disability (including for the reasons listed below) will automatically result in the cancellation and loss of any PSUs that may have been granted to you and that were not or did not become vested on the date of termination of service. In particular, you understand and agree that, unless otherwise expressly provided by the Company in this Agreement, the PSUs will be cancelled without entitlement to the Shares or to any amount as indemnification if you terminate service by reason of, but not limited to, the following: resignation; disciplinary dismissal adjudged to be with cause; disciplinary dismissal adjudged or recognized to be without good cause (i.e., subject to a "despido improcedente"); individual or collective layoff on objective grounds, whether adjudged to be with cause or adjudged or recognized to be without cause; material modification of the terms of employment under Article 41 of the Workers’ Statute; relocation under Article 40 of the Workers’ Statute; Article 50 of the Workers’ Statute; unilateral withdrawal by your employer; and under Article 10.3 of Royal Decree 1382/1985.
Notifications
Exchange Control Information. You must declare the acquisition, ownership and disposition of stock in a foreign company (including Ordinary Shares acquired under the Plan) to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness, for statistical purposes. Generally, the declaration must be made in January for Ordinary Shares acquired or sold during (or owned as of December 31 of) the prior year; however, this obligation only applies in the cases in which you hold 10% or more of the sares capital of the Company or 10% or more of the voting tights of the Company.
Additionally, you may be required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), any foreign instruments (e.g., Ordinary Shares) and any transactions with non-Spanish residents (including any payments of cash or shares made to you by the Company) if the balances in such accounts together with the value of such instruments as of December 31, or the volume of transactions with non-Spanish residents during the prior or current year, exceeds €1,000,000. Generally, you will only be required to report on an
29

annual basis (by January 20 of each year). Note that if the value is less than €1,000,000, there is only an obligation to declare this information to the Bank of Spain upon request from the Bank of Spain, in which case the deadline is two months since the request is received.
When receiving foreign currency payments derived from the ownership of Ordinary Shares (i.e., dividends or sale proceeds), you must inform the financial institution receiving the payment of the basis upon which such payment is made. Should amounts exceed €12,500, you will need to provide the following information to the Spanish Registered Entity: (i) your name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment and the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required. Exceptions to this rule are when you move funds through a Spanish resident bank account opened abroad, or when collections and payments are carried out in cash. These exceptions, however, are subject to their own reporting requirements.
Tax Information. If you hold assets or rights outside of Spain (including shares acquired under the Plan), you may have to file an informational tax report, Form 720, with the tax authorities declaring such ownership by March 31st of the following year.
Generally, there is no obligation to file Form 720 if the total value of the following does not exceed Euro 50,000:
•the securities, shares, rights and participations held by you, on December 31 or at any time throughout the year, in any kind of entities or in investment funds located outside Spain;
•any transfer of own capital to third parties located abroad; and
•life and disability insurances in which the individual was policy holder on December 31st.
Please note that if an asset is jointly owned, the value is not prorated. Please also note that the application of the rules in respect of valuation of assets and transfers during the year should be carefully analyzed. If the limit of Euro 50,000 euros is exceeded for this described group of assets, all the elements of this group must be reported.
For those taxpayers who have filed Form 720 in previous years, they will only be obliged to file it again:
(a)When the aggregated value of the assets included in the mentioned group (shares/insurances) had increased in an amount higher than Euro 20,000 regarding the informative return filed in a previous year.
(b)When the individual’s condition (owner, co-owner, co-titleholder or co-authorized) had changed or was extinguished during the year, before 31st December, with regard to any of the assets.
Please note that the thresholds for annual filing requirements may change each year. Therefore, you should consult your personal advisor regarding whether you will be required to file an informational tax report for asset and rights that you hold abroad.
Sweden
Terms and Conditions
The following shall apply in addition to what is set out under section 2.14 of the Award Agreement:
Forfeiture of entitlements under the Plan in case of termination shall apply in case of termination of employment regardless of whether such termination of employment may be justified under
30

Swedish employment protection legislation, and regardless of whether such termination may be challenged by you, and regardless of whether such termination is invalidated by verdict or a court order.
Tax withholdings. You authorize the Company and/or the Employing Company to withhold or sell shares otherwise distributable to you upon vesting or settlement to satisfy the Company’s payroll tax withholding obligations.
Switzerland
Notifications
Securitities Law Information. The PSUs and the issuance of any Ordinary Shares thereunder is not intended to be publicly offered in or from Switzerland. Neither this Award Agreement nor any other materials relating to the Award (1) constitute a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, (2) may be publicly distributed nor otherwise made publicly available in Switzerland, or (3) have been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)).
Tax Information. If you are obliged to submit an ordinary annual tax return in Switzerland, you are required to file a salary certificate with the Swiss tax authorities together with your Swiss tax return. The Company or the Affiliate employing you is obliged to prepare a specific attachment regarding the PSUs to this salary certificate. Before Settlement, for wealth tax purposes, the number of PSUs should be declared with p.m (zero value) in the asset statement of the tax return. After Settlement the total number of Ordinary Shares received are subject to wealth tax at the end of the calendar year and must be declared in your Swiss tax return.

Turkey
Notifications
Securities Law Information. Under Turkish law, you are not permitted to sell Ordinary Shares acquired under the Plan in Turkey. The Ordinary Shares are currently traded on the Nasdaq Global Select Market, which is located outside of Turkey, under the ticker symbol “PRGO” and the Ordinary Shares may be sold through this exchange.
Ukraine
Notifications
Exchange Control Information. Exchange control rules change frequently and you should consult your personal advisor to determine whether you are required to obtain a license for obtaining shares of a foreign company from the National Bank of Ukraine (NBU).
Terms and Conditions
The Award will be outside the scope of your employment or service contract (if any) and as such will not constitute a part of your compensation package under the respective employment or service contract.
United Kingdom
Terms and Conditions
31

Income Tax and National Insurance Contribution Withholding. The following provision supplements the terms in the Agreement:
If payment or withholding of the income tax due in connection with the PSUs is not made within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the income tax liability or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 occurred (the “Due Date”), the amount of any uncollected income tax shall constitute a loan owed by you to your employer, effective as of the Due Date. You agree that the loan will bear interest at the then-current official rate of His Majesty’s Revenue & Customs (“HMRC”), it shall be immediately due and repayable, and the Company or your employer may recover it at any time thereafter by any of the means referred to in Section 2.7 of the Agreement.
Notwithstanding the foregoing, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), you will not be eligible for a loan from the Company or your employer to cover the income tax liability. In the event that you are a director or executive officer and the income tax is not collected from or paid by the Due Date, the amount of any uncollected income tax will constitute a benefit to you on which additional income tax and national insurance contributions (“NICs”) will be payable. You will be responsible for reporting any income tax for reimbursing the Company or your employer the value of any employee NICs due on this additional benefit.
Notifications
* * * * *

32

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(PERFORMANCE-BASED)
(Under the Perrigo Company plc 2019 Long-Term Incentive Plan)
TO:        Participant Name
RE:        Notice of Restricted Stock Unit Award (Performance-Based)
This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2019 Long-Term Incentive Plan (the “Plan”), effective as of Grant Date (the “Grant Date”). This Award consists of performance-based restricted stock units. The terms and conditions of this incentive are set forth in the remainder of this agreement (including any special terms and conditions set forth in any appendix for your country (“Appendix”) (collectively, the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1
Restricted Stock Units – Performance-Based Vesting
1.1    Grant. As of the Grant Date, the Company grants to you Number of Awards Granted performance-based restricted stock units (“PSUs”), subject to the terms and conditions set forth in this Agreement. The number of PSUs awarded in this Section 1.1 is referred to as the “Target Award.” The Target Award may be increased or decreased depending on the level of attainment of the Performance Goals described in Section 1.2. Each PSU entitles you to one ordinary share of the Company, nominal value €0.001 per share (“Ordinary Share”) on the PSU Vesting Date set forth in Section 1.2, provided the applicable Performance Goals for the Performance Measure are satisfied.
1.2    Vesting. The number of PSUs awarded in Section 1.1 vesting, if any, shall be determined as of the PSU Vesting Date. That number will be determined based on the level of attainment of the Performance Goals for the Performance Period, in accordance with the schedule determined by the Committee at the time the Performance Goals for the Performance Measure are established by the Committee.
At the beginning of a Performance Period, the Committee shall establish one or more Performance Goals for the Performance Measure that must be attained for Threshold, Target and Maximum performance for that Performance Period. The Performance Goal(s) will be provided to you.
Following the end of the Performance Period, the Committee will determine the percentage of Target Award PSUs that would be payable for the Performance Period based on the attainment of the Performance Goals established for that Performance Period. The percentage of the Target Award that would be payable under the schedule shall be adjusted, pro rata, to reflect the attained performance between Threshold and Target, and Target and Maximum.
Except as provided in Section 1.4, the PSUs will be permanently forfeited if your Termination Date occurs prior to the PSU Vesting Date.
1.3    Definitions. The following terms shall have the following meanings under this Section 1.

(a)    “Applicable Index” for the Performance Period means the applicable index or the comparison group of peer companies selected by the Committee.
(b)    “Performance Goal” means the level of performance that must be attained with respect to the Performance Measure for the Performance Period for Minimum, Target and Maximum payout.
(c)    “Performance Measure” means relative total shareholder return (“rTSR”) which shall be based on (i) the 20-day trading price average of Ordinary Shares (as adjusted for dividends) at the end of the Performance Period (“Ending Average”) over the 20-day trading price average of Ordinary Shares (as adjusted for dividends) at the beginning of the Performance Period (“Beginning Average”), and (ii) the extent to which the Ending Average of the Applicable Index exceeds the Beginning Average of the Applicable Index.
The Committee shall provide how the Performance Measure will be adjusted, if at all, as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporation transaction.
(d)    “Performance Period” means the three-consecutive fiscal year period of the Company beginning on January 1 of the year in which the Grant Date occurs and ending on December 31 of the third year in the three-year period.
(e)    “PSU Vesting Date” means the last day of the Performance Period.
(f)    “Separation for Good Reason” means your voluntary resignation from the Company and the existence of one or more of the following conditions that arose without your consent: (i) a material change in the geographic location at which you are required to perform services, such that your commute between home and your primary job site increases by more than 30 miles, or (ii) a material diminution in your authority, duties or responsibilities or a material diminution in your base compensation or incentive compensation opportunities; provided, however, that a voluntary resignation from the Company shall not be considered a Separation for Good Reason unless you provide the Company with notice, in writing, of your voluntary resignation and the existence of the condition(s) giving rise to the separation within 90 days of its initial existence. The Company will then have 30 days to remedy the condition, in which case you will not be deemed to have incurred a Separation for Good Reason. In the event the Company fails to cure the condition within the 30 day period, your Termination Date shall occur on the 31st day following the Company’s receipt of such written notice.
(g)    “Termination without Cause” means the involuntary termination of your employment or contractual relationship by the Company without Cause, including, but not limited to, (i) a termination effective when you exhaust a leave of absence during, or at the end of, a notice period under the Worker Adjustment and Retraining Notification Act (“WARN”), and (ii) a situation where you are on an approved leave of absence during which your position is protected under applicable law (e.g., a leave under the Family Medical Leave Act), you return from such leave, and you cannot be placed in employment or other form of contractual relationship with the Company.
1.4    Special Vesting Rules. Notwithstanding Section 1.2 above, if your Termination Date occurs by reason of a Termination without Cause or a Separation for Good Reason on or after a Change in Control (as defined in the Plan and as such definition may be amended
2

hereafter) and prior to the two (2) year anniversary of the Change in Control, all of the PSUs awarded under Section 1.1 that have not previously been forfeited shall become fully vested as if Target performance had been obtained for the Performance Period effective as of your Termination Date. If your Termination Date occurs because of death, Disability, or Retirement, the PSUs shall vest or be forfeited as of the PSU Vesting Date set forth in Section 1.2, based on the attainment of the performance goals. Notwithstanding the definition of “Retirement” in Section 2 of the Plan, “Retirement” means your Termination Date which occurs after attaining age 62. If your Termination Date occurs in the 24-month period preceding the PSU Vesting Date because of an Involuntary Termination for Economic Reasons, all of the PSUs awarded hereunder shall vest or be forfeited as of the date set forth in Section 1.2, depending on the attainment of Performance Goals; provided, however, that if your Termination Date occurs for a reason that is both described in this sentence and in the first sentence of this Section 1.4, the special vesting rules described in the first sentence of this Section 1.4 shall apply in lieu of the vesting rules described in this sentence.
1.5    Settlement of PSUs. As soon as practicable following the date of the Committee’s first regularly scheduled meeting following the last day of the Performance Period at which the Committee certifies the attainment of the Performance Goals for the Performance Period (or, if earlier, the date on which the PSUs become vested pursuant to the special vesting rules described in Section 1.4), the Company shall transfer to you one Ordinary Share for each PSU, if any, that becomes vested pursuant to Section 1.2 or 1.4 of this Agreement (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company in its discretion may settle PSUs in cash, based on the fair market value of the shares on the vesting date. No fractional shares shall be transferred. Any fractional share shall be rounded to the nearest whole share. The income attributable to the vesting of PSUs and the amount of any required tax withholding will be determined based on the value of the shares on the settlement date. PSUs are not eligible for dividend equivalents.
SECTION 2
General Terms and Conditions
2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution.
2.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any Ordinary Shares subject to the PSU awarded under this Agreement prior to the date of issuance to you of a certificate or certificates for such shares.
2.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.
2.4    Award Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by
3

the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.
2.5    Adjustments in Event of Change in Ordinary Shares. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.
2.6    Acknowledgement. The Company and you agree that the PSUs are granted under and governed by the Notice of Grant, this Agreement (including the Appendix, if applicable) and by the provisions of the Plan (incorporated herein by reference). You: (i) acknowledge receipt of a copy of each of the foregoing documents, (ii) represent that you have carefully read and are familiar with their provisions, and (iii) hereby accept the PSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.
2.7    Taxes and Withholding.
(a)    Withholding (Only Applicable to Individuals Subject to U.S. Tax Laws). This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any Federal, state or local taxes applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Ordinary Shares relating to this Award in the amount it determines is sufficient to satisfy the tax withholding required by law. State taxes will be withheld at the appropriate rate set by the state in which you are employed or were last employed by the Company. In no event may the number of shares withheld exceed the number necessary to satisfy the maximum Federal, state and local income and employment tax withholding requirements. You may elect to surrender previously acquired Ordinary Shares or to have the Company withhold Ordinary Shares relating to this Award in an amount sufficient to satisfy all or a portion of the tax withholding required by law.
(b)    Responsibility for Taxes (Only Applicable to Individuals Subject to Tax Laws Outside the U.S.) Regardless of any action the Company or, if different, the Affiliate employing or retaining you takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company or the Affiliate employing or retaining you. You further acknowledge that the Company and/or the Affiliate employing or retaining you (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the PSUs, including, but not limited to, the grant, vesting or settlement of the PSUs, the subsequent sale of Ordinary Shares acquired pursuant to such settlement and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the PSUs to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you have become subject to tax in more than one jurisdiction between the PSU Grant Date and the date of any relevant taxable event, as applicable, you acknowledge that the Company and/or the Affiliate employing or retaining you (or formerly employing or retaining you, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
4

(1)    Prior to any relevant taxable or tax withholding event, as applicable, you will pay or make adequate arrangements satisfactory to the Company and/or the Affiliate employing or retaining you to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Affiliate employing or retaining you, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:
(A)    withholding from your wages or other cash compensation paid to you by the Company and/or the Affiliate employing or retaining you; or
(B)    withholding from proceeds of the sale of Ordinary Shares acquired upon settlement of the PSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization); or
(C)    withholding in Ordinary Shares to be issued upon settlement of the PSUs.
(2)    To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Ordinary Shares, for tax purposes, you are deemed to have been issued the full number of Ordinary Shares subject to the vested PSUs, notwithstanding that a number of the Ordinary Shares are held back solely for the purpose of paying the Tax-Related Items.
(3)    Finally, you shall pay to the Company or the Affiliate employing or retaining you any amount of Tax-Related Items that the Company or the Affiliate employing or retaining you may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Ordinary Shares or the proceeds of the sale of Ordinary Shares, if you fail to comply with your obligations in connection with the Tax-Related Items.
2.8    Compliance with Applicable Law. The issuance of Ordinary Shares will be subject to and conditioned upon compliance by the Company and you, including any written representations, warranties and agreements as the Administrator may request of you for compliance with all (i) applicable U.S. state and federal laws and regulations, (ii) applicable laws of the country where you reside pertaining to the issuance or sale of Ordinary Shares, and (iii) applicable requirements of any stock exchange or automated quotation system on which the Company’s Ordinary Shares may be listed or quoted at the time of such issuance or transfer. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any Ordinary Shares under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.
2.9    Short Term Deferral (Only Applicable to Individuals Subject to U.S. Federal Tax Laws). PSUs payable under this Agreement are intended to be exempt from Code Section 409A under the exemption for short-term deferrals. Accordingly, PSUs will be settled no later than the 15th day of the third month following the later of (i) the end of the Employee’s taxable year in which the vesting date occurs, or (ii) the end of the fiscal year of the Company in which the vesting date occurs.
2.10    Data Privacy.
(a)    U.S. Data Privacy Rules (Only Applicable if this Award is Subject to U.S. Data Privacy Laws). By entering into this Agreement and accepting this Award, you
5

(a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Personal Data”), (c) understand that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country, (d) waive any data privacy rights you may have with respect to the data, and (e) authorize the Company, its Affiliates and its agents, to store and transmit such information in electronic form.
(b)    Non-U.S. Data Privacy Rules (Only Applicable if this Award is Subject to Data Privacy Laws Outside of the U.S.)
(1)    By entering into this Agreement and accepting this Award, you hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement and any other PSU grant materials by and among, as applicable, the Affiliate employing or retaining you, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan.
(2)    You understand that the Company and the Affiliate employing or retaining you may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Ordinary Shares or directorships held in the Company, details of all PSUs or any other entitlement to Ordinary Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
(3)    You understand that Data will be transferred to legal counsel or a broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than your country of residence. You understand that if you reside outside the United States, you may request a list with the names and addresses of any potential recipients of the Data by contacting your local or Company human resources representative. You authorize the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that if you reside outside the United States, you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local or Company human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local or Company human resources representative.
6

2.11    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.
2.12    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable Code provisions to the maximum extent possible and otherwise by the laws of the State of Michigan without regard to principals of conflict of laws, provided that if you are a foreign national or employed outside the United States, this Agreement shall be governed by and construed and enforced in accordance with applicable foreign law to the extent that such law differs from the Code and Michigan law. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.
2.13    Forfeiture of PSUs. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your incentive or equity-based compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company the amount of any payment relating to any PSUs earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) all outstanding PSUs that have not yet been settled shall be immediately forfeited. In addition, Ordinary Shares acquired under this Agreement, and any gains or profits on the sale of such Ordinary Shares, shall be subject to any “clawback” or recoupment policy later adopted by the Company.
2.14    Special Rules for Non-U.S. Grantees (Only Applicable if You Reside Outside of the U.S.)
(a)    Nature of Grant. In accepting the grant, you acknowledge, understand and agree that:
(1)    the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, except as otherwise provided in the Plan;
(2)    the grant of the PSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of PSUs, or benefits in lieu of PSUs, even if PSUs have been granted repeatedly in the past;
(3)    all decisions with respect to future PSUs grants, if any, will be at the sole discretion of the Company;
(4)    you are voluntarily participating in the Plan;
(5)    the PSUs and the Ordinary Shares subject to the PSUs are an extraordinary item and which is outside the scope of your employment or service contract, if any;
(6)    the PSUs and the Ordinary Shares subject to the PSUs are not intended to replace any pension rights or compensation;
(7)    the PSUs and the Ordinary Shares subject to the PSUs are not part of normal or expected compensation for purposes of calculating any severance, resignation,
7

termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Affiliate employing or retaining you or any other Affiliate;
(8)    the grant and your participation in the Plan will not be interpreted to form an employment or service contract with the Company or any Affiliate;
(9)    the future value of the underlying Ordinary Shares is unknown, indeterminable and cannot be predicted with certainty;
(10)    no claim or entitlement to compensation or damages shall arise from forfeiture of the PSUs resulting from your Termination Date (for any reason whatsoever, whether or not later found to be invalid and whether or not in breach of employment laws in the jurisdiction where you are employed or rendering services, or the terms of your employment agreement, if any), and in consideration of the grant of the PSUs to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company or the Affiliate employing or retaining you, waive your ability, if any, to bring any such claim, and release the Company and the Affiliate employing or retaining you from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim; and
(11)    you acknowledge and agree that neither the Company, the Affiliate employing or retaining you nor any other Affiliate shall be liable for any foreign exchange rate fluctuation between the currency of the country in which you reside and the United States Dollar that may affect the value of the PSUs or of any amounts due to you pursuant to the settlement of the PSUs or the subsequent sale of any Ordinary Shares acquired upon settlement.
(b)    Appendix. Notwithstanding any provisions in this Agreement, the PSUs grant shall be subject to any special terms and conditions set forth in any Appendix to this Agreement. Moreover, if you relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such provisions is necessary or advisable in order to comply with laws of the country where you reside or to facilitate the administration of the Plan. If you relocate to the United States, the special terms and conditions in the Appendix will apply, or cease to apply, to you, to the extent the Company determines that the application or otherwise of such provisions is necessary or advisable in order to facilitate the administration of the Plan. The Appendix constitutes part of this Agreement.
(c)    Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan, on the PSUs and on any Ordinary Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with laws of the country where you reside or to facilitate the administration of the Plan, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
****

We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.
8

Very truly yours,

/s/ Orlando Ashford

Orlando Ashford
Chairman of the Board

9

APPENDIX
PERRIGO COMPANY PLC
Additional Terms and Provisions to
Restricted Stock Unit Award Agreement (Performance-Based)
Terms and Conditions
This Appendix (the “Appendix”) includes additional terms and conditions that govern the restricted stock units (Performance-Based) (“PSUs” or “Award”) granted to you under the Plan if you reside in one of the countries listed below. Certain capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the Agreement. The Award will not create any entitlement to receive any similar benefit in the future.
Notifications
This Appendix also includes country-specific information of which you should be aware with respect to your participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of January 2023. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you do not rely on the information noted herein as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time that you vest in the PSUs and Ordinary Shares are issued to you or the shares issued upon vesting of the PSUs are sold.
In addition, the information is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your particular situation. Finally, please note that if you are a citizen or resident of a country other than the country in which you are currently working, or transfers employment after grant, the information contained in the Appendix may not be applicable.

Conditions et dispositions supplémentaires à l’
Accord relatif à l’attribution d’unités d’action avec restrictions (rémunération fondée sur les performances)
Conditions
Le présent Appendice (l’« Appendice ») comprend des conditions complémentaires régissant les Unités d’action avec restrictions (rémunération fondée sur les performances) (« UARP » ou « Prime ») qui vous sont attribuées en vertu du Plan si vous résidez dans l’un des pays repris ci-dessous. Certains termes commençant par une lettre majuscule utilisés dans le présent Accord mais qui n’y sont pas définis ont le sens qui leur est attribué dans le Plan ou l’Accord. La Prime n’instaure aucun droit à recevoir des avantages similaires à l’avenir.
Notifications
10

Le présent Appendice comprend également des informations spécifiques aux pays dont vous devez avoir connaissance eu égard à votre participation au Plan. Les informations se fondent sur les lois relatives aux valeurs mobilières, au contrôle des échanges et autres en vigueur dans les pays respectifs en janvier 2023. Souvent complexes, ces lois font l’objet de modifications fréquentes. Par conséquent, la Société vous recommande vivement de ne pas considérer les renseignements repris aux présentes comme l’unique source d’information relative aux conséquences de votre participation au Plan, car ces renseignements peuvent être obsolètes au moment de la dévolution des UARP ou de l’émission des Actions ordinaires pour votre compte, ou de la vente des actions émises lors de la dévolution des UARP.
Par ailleurs, ces informations sont d’ordre général et peuvent ne pas s’appliquer à votre situation particulière. De plus, la Société n’est pas en mesure de vous garantir un quelconque résultat particulier. Par conséquent, il vous est conseillé de demander des conseils professionnels appropriés quant à la manière dont les lois de votre pays en la matière peuvent s’appliquer à votre situation particulière. Enfin, veuillez noter que si vous êtes citoyen ou résident d’un pays autre que celui dans lequel vous travaillez actuellement ou si votre emploi est transféré après l’octroi, les informations figurant dans l’Appendice peuvent ne pas appliquer.

Extra voorwaarden en voorzieningen bij
de Overeenkomst over voorwaardelijk toegekende aandelen (op basis van prestaties)
Algemene voorwaarden
Deze Bijlage (de 'Bijlage') omvat extra algemene voorwaarden voor de voorwaardelijk toegekende aandelen (op basis van prestaties) ('PSU's' of 'Award') die u volgens het Plan zijn toegekend als u in een van onderstaande landen woont. Bepaalde termen in hoofdletters die in deze Bijlage werden gebruikt maar niet gedefinieerd, hebben de betekenis die in het Plan en/of de Overeenkomst is vermeld. De Award creëert geen recht om een soortgelijk voordeel in de toekomst te krijgen.
Meldingen
Deze Bijlage bevat ook landenspecifieke informatie waarvan u op de hoogte moet zijn met betrekking tot uw deelname aan het Plan. De informatie is gebaseerd op de effecten-, wisselcontrole- en andere wetten die in de respectieve landen sinds januari 2023 van kracht zijn. Zulke wetten zijn vaak complex en worden regelmatig aangepast. Daarom raadt het Bedrijf u ten sterkste aan de informatie hierin niet te gebruiken als enige bron van informatie over de gevolgen van uw deelname aan het Plan, omdat de informatie verouderd kan zijn op het ogenblik dat uw toezegging in de PSU's en de Gewone aandelen u worden uitgekeerd of wanneer de bij de toezegging van de PSU's uitgegeven aandelen worden verkocht.
Ook is de informatie algemeen van aard en mag u ze niet toepassen op uw specifieke situatie. Het Bedrijf bevindt zich evenmin in een positie om u een specifiek resultaat te verzekeren. We raden u dan ook aan om professioneel advies te vragen over hoe de relevante wetten in uw land van toepassing kunnen zijn op uw specifieke situatie. Ten slotte, merk op dat als u een burger of inwoner bent van een ander land dan het land waarin u op dit moment werkt, of uw tewerkstelling na de toekenning verhuist, de informatie in de Bijlage mogelijk niet van toepassing is.

Dodatkowe warunki i postanowienia
11

Umowy przyznania jednostek akcyjnych o ograniczonych prawach (w oparciu o wyniki)
Warunki
Niniejszy Załącznik („Załącznik”) zawiera dodatkowe warunki, które regulują jednostki akcyjne o ograniczonych prawach („PSU” lub „Prawo”) przyznaną w ramach Programu, jeśli mieszkasz w jednym z wymienionych poniżej krajów. Określone terminy pisane wielką literą, które nie zostały zdefiniowane w niniejszym Załączniku, mają znaczenie określone w Programie i/lub Umowie. Prawo nie uprawnia do uzyskiwania podobnych korzyści w przyszłości.
Powiadomienia
Niniejszy Załącznik zawiera również informacje dotyczące poszczególnych krajów, o których powinieneś(-as) wiedzieć w związku z uczestnictwem w Programie. Informacje oparte są na papierach wartościowych, kontroli dewizowej i innych przepisach obowiązujących w odpowiednich krajach od stycznia 2023 r. Takie przepisy prawa są często skomplikowane i często się zmieniają. W związku z tym Spółka zdecydowanie zaleca, aby nie polegać na informacjach wymienionych w niniejszym dokumencie jako jedynym źródle informacji związanych z konsekwencjami uczestnictwa w Programie, gdyż informacje te mogą być nieaktualne w momencie nabycia lub wykonywania PSU, a Akcje Zwykłe są Ci wydawane lub w przypadku sprzedaży PSU nabytych w ramach Programu.
Ponadto informacje mają charakter ogólny i mogą nie mieć zastosowania do konkretnej sytuacji, a Spółka nie jest w stanie zapewnić Ci żadnego konkretnego rezultatu. W związku z tym zaleca się zasięgnięcie odpowiedniej profesjonalnej porady dotyczącej tego, w jaki sposób odpowiednie przepisy w Twoim kraju mogą mieć zastosowanie do konkretnej sytuacji. Wreszcie należy pamiętać, że jeśli jesteś obywatelem/obywatelką lub rezydentem/rezydentką kraju innego niż kraj, w którym obecnie pracujesz lub przenosisz się do nowego miejsca po przyznaniu, informacje zawarte w Załączniku mogą nie mieć zastosowania.

Australia

Important Notice
Important Notice
No financial product advice is provided in this Appendix, this Agreement or the Plan (the Plan Documents) and nothing should be taken to constitute a recommendation or statement of opinion that is intended to influence a person or persons in making a decision to participate in the Plan. The Plan documents do not take into account your objectives, financial situation and needs. You should consider obtaining your own financial product advice from a person who is licensed by the Australian Securities and Investments Commission to give such advice.

If you intend to apply to participate in the Plan, you must make your own independent assessment and investigation in relation to your legal and taxation position including seeking professional advice. You must base any decision you may make on such independent assessment, investigation or advice.

12

Offer made without disclosure
A copy of the terms of the Plan will be provided to you with this Agreement.

Notwithstanding the terms of the Plan, an offer to receive PSUs and participate in the Plan, if received in Australia, is made without disclosure to investors in reliance on the regulatory relief set out in Division 1A of Part 7.12, and for the purposes of section 1100N(b), of the Corporations Act 2001 (Cth).

As set out in this Agreement, each PSU represents the right to receive one Ordinary Share subject to the relevant performance goals and performance measures being met, or otherwise waived, in accordance with the Plan and this Agreement.

The PSUs will be issued for nil consideration. You are not required to pay for a PSU or for the subsequent transfer of an Ordinary Share on vesting of that PSU, however your responsibility for any taxes is as set out in the terms of the Plan and this Agreement.

Notwithstanding any discretion contained in the Plan, or any provision in this Agreement to the contrary, the number of PSUs granted to you will only be decreased depending on your level of attainment of performance goals against your designated performance measures. If you fully meet your performance goals against the designated performance measures, all of your PSUs will vest. However, if you only partially meet your performance goals against the designated performance measures, only a partial number of your PSUs will vest. You will be entitled to one Share for each vested PSU.
For the avoidance of doubt, there will be no increase to the number of PSUs granted to you on the Grant Date.

The Company will not provide you with any loans or financial assistance under the Plan in connection with the offer of the PSUs.

No PSUs or Ordinary Shares transferred to you under the Plan will be held on your behalf, by a trustee/nominee.

The indicative daily price of the Ordinary Shares on the New York Stock Exchange (NYSE), quoted in US dollars, is available on the Company’s website at http://perrigo.investorroom.com/stock-information. The Ordinary Shares are also quoted on the NASDAQ Stock Market (NASDAQ) (refer to NASDAQ’s website at http://www.nasdaq.com/symbol/prgo).

The Australian dollar equivalent of the Ordinary Shares can be determined using prevailing exchange rate published by Thomson Reuters (Prevailing Exchange Rate). Alternatively, the Company will advise you of the price of its Ordinary shares (in equivalent Australian dollars) as soon as possible following receipt of any request for such information. This information may be obtained by you contacting your local Human Resources representative.

Before accepting an offer to be granted PSUs, you should satisfy yourself that you have a sufficient understanding of the risks set out below and should consider if the PSUs are a suitable investment for you, having regard to your own investment objectives, financial circumstances and taxation position:

(a) the vesting conditions for your PSUs may not be satisfied for reasons beyond the Company’s or your control;

(b) you are not permitted to transfer your PSUs unless permitted under this Agreement or the Plan;

13

(c) you will have no voting, dividend, or other stockholder rights in any Shares until you become the registered holder of those Shares. Until you become the registered holder of Shares, you will have only the rights of an unsecured creditor with respect to those Shares

(d) if your PSUs vest and you subsequently receive Ordinary Shares:
(i) the value of those shares may rise and fall according to investor sentiment, general economic conditions and outlook, international and local stock markets, employment, inflation, interest rates, government policy, taxation and regulation; and
(ii) there is no guarantee that an active trading market for the shares will exist or that the price of the shares will increase. There may be relatively few potential buyers or sellers of the shares on the NYSE, NASDAQ, TASE or any other applicable market at any time and this may increase the volatility of the market price of the shares. It may also affect the prevailing market price at which you may be able to sell your shares;

(e) there may be taxation implications arising for you in participating under this Agreement and in the Plan. The tax consequences of participating in the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. The tax regime applying to you may change.

Please note that the above risks are only general risks of acquiring and holding PSUs under the Plan. It does not purport to list every risk that may be associated with the Plan now or in the future.
Finally, if at the time of vesting, the Company determines that it is not legal under Australian securities laws to issue shares, the outstanding PSUs will be cancelled, and no shares will be issued to you nor will any benefits in lieu of shares be paid to you.

Exchange Control Information

Exchange control reporting mandates disclosure of payments equal to or exceeding AUD10,000 made to a foreign individual or entity. This reporting is generally done automatically by the financial institution making the transfer.

Austria
Notifications
Exchange Control Information. If you hold Ordinary Shares outside of Austria, you must submit a report to the Austrian National Bank. An exemption applies if the value of the shares as of any given quarter is less than €5,000,000 (when converted to Euros if applicable). If the threshold is met or exceeded, quarterly reporting obligations exist If quarterly obligations apply, the reporting date is the end of each quarter and the deadline for filing the report is the 15th of the month following the end of the quarter.
When shares are sold, there may be exchange control obligations if the cash received is held in a bank account outside Austria. If the volume of all your accounts abroad exceeds €10,000,000 (when converted to Euros if applicable), the balances of all accounts must be reported monthly, as of the last day of the month, on or before the fifteenth day of the following month.

Belgium
Notifications
14

Foreign Asset/Account Reporting Information. You are required to report any security or bank accounts (including brokerage accounts) you maintain outside of Belgium on your annual tax return. In a separate report, you are required to provide the National Bank of Belgium with certain details regarding such foreign accounts (including the account number, bank name and country in which any such account was opened). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption.
Stock Exchange Tax. A stock exchange tax could apply for Belgian tax residents transacting through a non-Belgium broker once the shares are sold. It is recommended that you consult with your personal tax advisor with respect to your requirements.
Notifications
Communication d’informations relatives aux actifs ou comptes étrangers. Vous êtes tenu de déclarer, dans votre déclaration fiscale annuelle, tout compte-titres ou compte en banque (y compris les comptes de courtage) que vous détenez en dehors de la Belgique. Dans une déclaration distincte, vous êtes tenu de communiquer à la Banque Nationale de Belgique certains détails concernant les comptes étrangers (notamment le numéro de compte, le nom de la banque et le pays où le compte a été ouvert). Cette déclaration ainsi que toutes les informations indiquant comment la remplir sont disponibles sur le site web de la Banque Nationale de Belgique (www.nbb.be) à la section « Centrales des crédits/Kredietcentrales ».
Meldingen
Informatie over buitenlands vermogen/rekeningrapportering. U moet alle garantie- of bankrekeningen (inclusief beleggingsrekeningen) die u buiten België bezit, vermelden op uw jaarlijkse belastingsbrief. In een afzonderlijk overzicht moet u de Nationale Bank van België informatie geven over zulke buitenlandse rekeningen (inclusief het rekeningnummer, de naam van de bank en het land waarin zulke rekening is geopend). Dit overzicht, evenals extra informatie over hoe u het moet opstellen, vindt u op de website van de Nationale Bank van België, www.nbb.be, onder de titel Kredietcentrales.

Bermuda
Terms and Conditions
The Award Agreement is not subject to and has not received approval from the Bermuda Monetary Authority and the Registrar of Companies in Bermuda, and no statement to the contrary, explicit or implicit, is authorized to be made in this regard. The securities may be offered or sold in Bermuda only in compliance with the provisions of the Investment Business Act 2003 of Bermuda.
Brazil
Terms and Conditions
Labor Law Acknowledgment. You agree that, for all legal purposes, (i) the benefits provided under the Plan are the result of commercial transactions unrelated to your employment; (ii) the Plan is not a part of the terms and conditions of your employment; and (iii) the income from the PSUs, if any, is not part of your remuneration from employment.
Notifications
15

Compliance with Law. By accepting the PSUs, you agree to comply with Brazilian law when the PSUs vest and the shares are sold. You also agree to report and pay any and all taxes associated with the vesting of the PSUs, the sale of the PSUs acquired pursuant to the Plan, and the receipt of any dividends.
Exchange Control Information. If you are a resident or domiciled in Brazil and hold assets and rights outside Brazil with an aggregate value exceeding US$100,000, you will be required to prepare and submit to the Central Bank of Brazil an annual declaration of such assets and rights. Assets and rights that must be reported include PSUs.
Canada
Notifications

Payout of PSUs in Shares Only.With respect to all Employees residing in Canada, the Company will convert all vested PSUs only into an equivalent number of Shares and the Plan will not provide an option to settle the PSUs in cash.

Foreign Asset/Account Reporting Notice. Canadian residents may be required to report foreign property (including Shares) on an annual basis on form T1135 (Foreign Income Verification Statement) if the total cost of the foreign property exceeds CAD 100,000 at any time in the year. The grant of PSUs must be reported if the CAD 100,000 cost threshold is exceeded because of other foreign property held. PSUs may be reported at a nil cost. The form must be filed by April 30 of the following year. It is recommended that you consult with your personal tax advisor with respect to your requirements.

Tax Information. Withholding will include both federal income tax as well as provincial tax.
Terms and Conditions

Resale Restrictions. The Ordinary Shares received by Canadian residents pursuant to this Plan will be subject to an indefinite holding period and the resale of the Ordinary Shares will be prohibited, unless certain conditions are met in respect of the Company in accordance with applicable Canadian securities laws or another applicable Canadian prospectus exemption is available.
Eligibility of Participants. Notwithstanding the terms of this Agreement or the Plan, no offers of PSUs or Ordinary Shares may be made to you if you are not an employee, executive officer, director or consultant of the Company or a related entity of the Company, in accordance with Section 2.24 of National Instrument 45-106.
Employment Law Matters:
Notwithstanding the terms of this Agreement or the Plan, the term “Termination Date” shall mean the earliest of:
a)    Any date specified in this Agreement or the Plan;
b)    The date on which the Company or any applicable Affiliate delivers to you notice in a form prescribed by the Company that the Company is thereby terminating the employment relationship (regardless of whether the notice or termination is lawful or unlawful or is in breach of any contract of employment);
16

c)    Except in the event of a Separation for Good Reason, the date on which you deliver notice in a form prescribed by the Company to the Company or any applicable Affiliate that you are terminating the employment relationship (regardless of whether the notice or termination is lawful or unlawful or is in breach of any contract of employment);
d)    The date on which you cease to provide services to the Company or any applicable Affiliate, except where you are on an authorized leave of absence; and
e)    The date on which you cease to be considered an “employee” of the Company or any applicable Affiliate under applicable law.
Notwithstanding the terms of this Agreement or the Plan, the definitiona of “Cause” shall be determined in accordance with applicable laws in the jurisdiction of employment.
In accordance with Section 2.13, you consent and agree to the payment of the reimbursements set out therein, including through deductions of the amounts specified in paragraph 2.13 from any wages owed by the Company to the employee.
The provisions set out in Section 2.15(a) do not apply to employees in the province of Ontario other than executive employees who are exempted from XV.1 of the Ontario Employment Standards Act, 2000.

Czech Republic
Terms and Conditions
Consent to Receive Documents in English.
By accepting the Award, you confirm that you have read and understood the Plan and the Agreement, which were provided in the English language. You accept the terms of those documents accordingly.
Přijetím tohoto Oznámení potvrzujete, že jste přečetl a porozuměl jste Podmínkám plánu (“Plan”) a Smlouvě (“Agreement”), které Vám byly poskytnuty v anglickém jazyce. Zároveň prohlašujete, že souhlasíte s podmínkami uvedenými v těchto dokumentech.
Notifications

Restriction on cash payments. Under Czech Act No. 235/2004 Coll., on Cash Payments, as amended, it is prohibited to receive or provide payments in cash exceeding the amount of CZK 270.000 within one day. Payments exceeding this amount must be executed cashless. This restriction relates to payments from one contracting party to one other contracting party. Thus, it is not a restriction on the sum of all payments made by one individual or entity within one day.
Nevertheless, since the restriction on cash payments may be subject to a change (especially a lower threshold might be set), we recommend consulting your personal legal advisor prior to receiving or providing a larger amount of cash payments.

Denmark
Terms and Conditions
17

The Award Agreement is subject to the Danish Stock Option Act (in Danish: aktieoptionsloven), which applies on share option agreements entered into as part of an employment, if the ownership of the shares is obtained at a later point.

This act is based on a principle of the right to freely agree on the terms of the Award Agreement with certain exceptions stated in the act. In addition to the act, the Danish Contract Act (in Danish: aftaleloven) and Danish case law also regulates the terms of the Award Agreement.

Below, it is outlined when the Danish Stock Option Act, the Danish Contract Act, Danish case law and other applicable legislation deviate from terms stated in the Award Agreement:

• Section 1.3(f) in the Award Agreement does not entail that applicable notice periods under Danish employment legislation and your employment agreement are deviated from to the detriment of you.

• Section 1.3(g) litra 2 in the Award Agreement is amended to the following:

“(2) “Termination without Cause” means the involuntary termination of your employment or contractual relationship by the Company without any Cause. “

• Regardless of section 2.3 in the Award Agreement, vested and acquired shares do not lapse as a consequence of your Termination Date for reasons of Cause.

In relation to Section 2.7 in the Award Agreement the following also applies, which supersedes section 2.7 in case of conflicting regulation:
“The Company is required to report the market value of the PSUs to the Danish tax authorities to both E-income and E-capital with the Danish tax authorities. For E-income, the value of the PSUs should be reported as income art 50 in field 068 and should be reported by the Company in the month the shares vest. For E-capital, the value of the PSUs should be reported to the Danish tax authorities no later than the 20th of January the following year after the PSUs have vested.

The market value of the provided PSUs is to be reported by the Company as personal income in the year of vest and is subject to a marginal tax rate of 56% including labor market contribution.

The tax payment obligation for the value of the shares will be collected with the individual, and the responsibility to ensure that the correct amount is reported on the Danish tax assessment remains with the individual.
At the time of sale you are subject to tax on the gain, if any, at a marginal tax rate of 42%. The capital gain is calculated as the difference between the average fair market value at vest and the sales price.

If there is a loss tied to the sale of the PSUs, the loss can be deducted in capital gain from other listed PSUs.

Please note that it is mandatory for you to report information on PSUs from a foreign depot to the Danish tax authorities. If this information is not provided to the Danish tax authorities, a potential loss cannot be used for deduction. “

18

In addition to section 2.10(b), all personal information will be managed in accordance with the European Data Protection Regulation (in Danish: databeskyttelsesforordningen) and the Danish Data Protection Act (in Danish: personbeskyttelsesloven).

Section 2.15(a)-(d) in the Award Agreement is void and unenforceable in Denmark and instead the following is agreed:

2.15 NON-COMPETITION AND NON-SOLICITATION

2.15.1. You will be covered by this non-competition and non-solicitation clause for 6 months after the effective date of termination.

2.15.2. In this period, you are entitled to – only with the prior written consent of the affiliate employing or retaining you (the “Affiliate”) – be engaged or financially interested, directly or indirectly, in any business which develops and/or distributes products or services that compete or may compete with the Affiliate or any group companies’ products and/or services or in any other business competing with the Affiliate or any group companies in any other way. This restriction includes any interest whatsoever by way of, for example, employment, ownership in full or in part, membership of a board, consultancy services and the like in Denmark and abroad.

2.15.3. Conclusion of this non-competition clause is required because you hold a very special position of trust, and you will receive detailed knowledge about the Affiliate and group companies’ affairs, including business secrets, market strategies and plans, information on customers and suppliers. This knowledge may be exploited to the detriment of the Affiliate or group companies, if you become employed with a competing company immediately after the effective date of termination.

2.15.4. During 6 months after the effective date of termination, you are only with the prior written consent of the Affiliate entitled to be in contact with or have business relations, directly or indirectly, with customers, suppliers or cooperation partners, etc., with whom you have had business relations within the last 12 months prior to the termination. In connection with the termination, the Affiliate will prepare a list of the customers, suppliers and cooperation partners covered by the restriction in this clause. In this connection, you must loyally contribute to the drafting of a thorough list covering all customers, suppliers and/or cooperation partners with whom you have had business relations within the last 12 months prior to the termination. Your deliberate failure to contribute loyally to this list will be considered a material breach of the employment and the Award Agreement.

2.15.5. The effective date of termination is to be construed as the date on which you may be ordered or entitled to resign after the expiry of the notice period, notwithstanding whether you actually end your work with the employing company at an earlier date.

2.15.6. The non-competition part of this clause will cease to apply, if the Affiliate gives notice of termination to you without you having reasonably caused the termination. The non-competition part of this clause will also cease to apply, if you resign from the Affiliate for reasonable cause due to the employing company’s failure to fulfil its obligations, cf. section 11 (1) in the Danish Act on Employment Clauses (in Danish: ansættelsesklausulloven). In both situations, the non-solicitation part of this clause will be maintained.

2.15.7. The Affiliate may terminate the clause with one month's notice to expire at the end of a month, cf. section 10 (1) in the Danish Act on Employment Clauses.
2.15.8. As compensation for the clause, you will receive a monthly compensation in accordance with the Danish Act on Employment Clauses. Compensation currently amounts to 60 % of the monthly salary at the effective date of termination and is payable in the period in which the
19

clause applies. At the effective date of termination, the first two months of compensation will be paid to you as a lump sum. If the clause applies, compensation will after the first two months be payable each month in arrears in the rest of the period in which the clause applies. If you obtain other appropriate paid work, compensation equivalent to 24 % of the monthly salary at the effective date of termination will be paid from the third month after the effective date of termination. You are obligated to actively seek other appropriate work and to notify the Affiliate in writing of any new work. Failure to observe the duty of mitigation will be considered a material breach of the employment with the effect that your right to compensation will lapse. The right to compensation will lapse, if the Affiliate has lawfully terminated your employment without notice.

2.15.9. In the event of your breach of the clause, the Affiliate will be entitled to a penalty of [between three and six] months' salary for any one breach of the clause and compensation for any additional loss. In the event of a persistent breach of the clause, each month or part of a month is deemed to constitute an independent breach entitling the Affiliate to a new, independently agreed penalty. Any payment of the agreed penalty shall not lead to the discontinuance of your obligation to comply with the clause. The Affiliate may also seek to restrain any breach of the clause through the issue of an injunction.

2.15.10. This clause may be invoked by the Affiliate from the date on which you have been employed with the employing company for six months.
Estonia
No country specific provisions.
Finland
Notifications
Tax Reporting Information. If you hold Ordinary Shares acquiqred under the Plan, you are generally required to include those Ordinary Shares as assets in your individual tax return.
France
Terms and Conditions
Consent to Receive Information in English. By accepting the Award, you confirm having read and understood the Plan and the Agreement, which were provided in the English language. You accept the terms of those documents accordingly.
En acceptant cette attribution gratuite d'actions, vous confirmez avoir lu et comprenez le Plan et ce Contrat, incluant tous leurs termes et conditions, qui ont été transmis en langue anglaise. Vous acceptez les dispositions de ces documents en connaissance de cause.
Notifications
Tax Reporting Information. If you hold Ordinary Shares outside of France or maintain a foreign bank account, you are required to report such to the French tax authorities when you file your annual tax return.
Tax Information. The PSUs are not intended to qualify as a French tax qualified performance restricted stock units under French tax law.
20

Foreign Asset/Account Reporting Information. If you are a French resident and hold cash or Ordinary Shares outside of France, you must declare all foreign bank and brokerage accounts (including any accounts that were opened or closed during the tax year) on an annual basis on a special form, No. 3916, together with your income tax return.

Renseignements relatifs aux comptes et avoirs étrangers. Si vous êtes résident français et que vous détenez des liquidités ou des Actions ordinaires en dehors de la France, vous êtes tenu de déclarer chaque année, en même temps que votre déclaration de revenus, les références de vos comptes bancaires et comptes-titres étrangers (y compris les comptes qui ont été ouverts ou fermés pendant l’exercice fiscal) par le biais d’un formulaire spécifiquement prévu à cet effet, le formulaire No 3916.

Germany
Notifications
Exchange Control Information. Cross-border payments related to securities transactions in excess of €12,500 must be reported by the fifth calendar day of the month following the respective payment to the German Central Bank (Bundesbank). If you use a German bank to transfer a cross-border payment related to securities transactions in excess of €12,500 (e.g. in connection with the sale of shares acquired under the Plan), the bank will make the report for you. In addition, you must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 (by the tenth calendar day after the expiry of one month) and any cross-border shareholdings in companies if the share in the capital or the voting rights amount(s) to 10% or more and the investment object exceeds a balance sheet total of €3,000,000 (by the last working day of the sixth calendar month following December 31).n a monthly basis.
Tax Reporting Information. In case of an acquisition of shares in a foreign company with an overall investment amount of more than €150,000 (or in case of an acquisition of 10% or more of the shares in a foreign company), you should consult with your tax advisor whether the investment would have to be reported to your tax office.
Greece
Notifications
Exchange Control Information. Pursuant to your Award, if you withdraw funds of €15,000 or more from a bank in Greece and remit those funds out of Greece, you may be required to submit certain documentation/ information to the Greek bank to ensure that the transfer is not in violation of Greek anti-money laundering rules.
Hungary
No country specific provisions.
India
Notifications
Exchange Control Notification. You understand that you must repatriate any proceeds from the sale of shares acquired under the Plan to India and convert the proceeds into local currency within 180 days of receipt assuming share holding is less than 10% of the company's share capital or as
21

prescribed under applicable Indian exchange control laws as may be amended from time to time. You will receive a foreign inward remittance certificate ("FIRC") from the bank where you deposit the foreign currency. You should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or your employer requests proof of repatriation.
Tax Information. The amount subject to tax on receipt of the shares will partially be dependent upon a valuation that the Company or your employer will obtain from a Merchant Banker in India. Neither the Company nor your employer has any responsibility or obligation to obtain the most favorable valuation possible, nor obtain valuations more frequently than required under Indian tax law.
Foreign Asset/Account Reporting Information. You are required to declare in the applicable schedules of your annual tax return (a) any foreign assets held by you (e.g., Ordinary Shares acquired under the Plan and, possibly, the Award), (b) any foreign bank accounts for which you have signing authority and (c) any foreign custodian accounts.
Ireland
Notifications
Director Notification Obligation. If you are a director, shadow director or secretary of the Company's Irish Subsidiary or Affiliate, you must notify the Irish Subsidiary or Affiliate in writing within five business days of receiving or disposing of an interest exceeding 1% of the Company (e.g., PSUs, shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary).

Terms and Conditions

Israel
Type of Grant            □ Capital Gain Award (“CGA”)
                □ Ordinary Income Award (“OIA”)
                □ 3(i) Award
                □ Unapproved 102 Award

Terms and Conditions

Settlement of PSUs. Notwithstanding anything to the contrary in this Agreement, if the PSUs granted hereunder are 102 Awards, the PSUs shall be settled in Ordinary Shares only.

Trust. All Approved 102 Awards shall be held in trust by a trustee designated by the Company ("Trustee") or shall be supervised by the Trustee in accordance with the instructions set forth by the Israeli Tax Authority (“ITA”), for the requisite lockup period prescribed by the Ordinance and the regulations promulgated thereunder, or such other period as may be required by the ITA, during which period Awards or Ordinary Shares issued thereunder, and all rights resulting from them, including bonus shares, must be held or supervised by the Trustee in accordance with the instructions set forth by the ITA. The Trustee shall not release any Approved 102 Awards, Ordinary Shares issued upon the exercise of any Approved 102 Awards, or any rights, including bonus shares, resulting from such Approved 102 Awards or Ordinary Shares, prior to the full
22

payment of your tax liability. The Trustee or the Israeli Affiliate shall withhold any applicable taxes in accordance with Section 102 or any applicable tax ruling obtained by the Company.

Without derogating from the foregoing, if your PSUs do not qualify as Approved 102 Awards the Company may still at its sole discretion deposit your PSUs in trust to ensure that taxes are properly withheld.

You hereby release the Trustee from any liability in respect of any action or decision duly taken and executed in good faith in relation to any PSUs or Ordinary Shares issued to you thereunder.

Tax. Without derogating from Section 2.7(b) above, you hereby agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for all such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to you.
Compliance with Law. By accepting the PSUs, you agree to comply with the provisions of Section 102 and the regulations and rules promulgated thereunder or any tax ruling to be obtained by the Company in connection with your PSUs.
Italy
Terms and Conditions
Notifications
Tax/Exchange Control Information. You are required to report on your annual tax return: (a) any foreign investments or investments (including the Ordinary Shares issued at vesting of the PSUs, cash or proceeds from the sale of Ordinary Shares acquired under the Plan) held outside of Italy, if the investment may give rise to income in Italy (this will include reporting the Ordinary Shares issued at vesting of the PSUs if the fair market value of such Ordinary Shares combined with other foreign assets); and (b) any changes during the financial year which have had an impact during the calendar year on your foreign investments or investments held outside of Italy.
You are exempt from these formalities if the investments are made through an authorized broker resident in Italy, as the broker will comply with the reporting obligation on your behalf.
Kazakhstan
Notifications
Exchange Control Information. Exchange control rules change frequently and you should consult your personal advisor to determine whether you are required to report the acquisition of shares of a foreign company to the National Bank of Kazakhstan.
Latvia
No country specific provisions.
Lithuania
No country specific provisions.
Luxembourg
23

Notifications
Exchange Control Information. You are required to report any inward remittances of funds to the Banque Central de Luxembourg and/or the Service Central de La Statistique et des Etudes Economiques. If a Luxembourg financial institution is involved in the transaction, it generally will fulfill the reporting obligation on your behalf.
Mexico
Modification. By accepting the PSUs, you understand and agree that any modification of the Plan or the Agreement or its termination shall not constitute a change or impairment of the terms and conditions of employment.
Plan Document Acknowledgment. By accepting the award of the PSUs, you acknowledge that you have received copies of the Plan, have reviewed the Plan and the Agreement in their entirety and fully understand and accept all provisions of the Plan and the Agreement.
In addition, by signing the Agreement, you further acknowledge that you have read and specifically and expressly approve the terms and conditions in the Agreement, in which the following is clearly described and established:
(v)Participation in the Plan does not constitute an acquired right;
(vi)The Plan and participation in the Plan is offered by the Company on a wholly discretionary basis;
(vii)Participation in the Plan is voluntary; and
(viii)The Company and any Parent, Subsidiary or Affiliates are not responsible for any decrease in the value of the shares.
Labor Law Acknowlegement and Policy Statement. In accepting the PSUs, you expressly recognize the Company is solely responsible for the administration of the Plan and that your participation in the Plan and acquisition of Ordinary Shares does not constitute an employment relationship between you and the Company since you are participating in the Plan on a wholly commercial basis and on a wholly commercial basis and your sole employer is Perrigo de Mexico S.A. De C.V. (“Perrigo Mexico”). Based on the foregoing, you expressly recognize that the Plan and the benefits that you may derive from participation in the Plan do not establish any rights between you and your employer, Perrigo Mexico, and do not form part of the employment conditions and/or benefits provided by Perrigo Mexico and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of your employment.
You further understand that your participation in the Plan is as a result of a unilateral and discretionary decision of the Company; therefore, the Company reserves the absolute right to amend and/or discontinue your participation at any time without any liability to you.
Finally, you hereby declare that you do not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of your participation in the Plan and therefore grant a full and broad release to the Employer, the Company and any Parent, Subsidiary or Affiliates with respect to any claim that may arise under the Plan.
Spanish Translation
Modificaciόn. Al aceptar las Unidades de Acción Restringida de Rendimiento (PSUs, por sus siglas en inglés) usted entiende y esta de acuerdo que cualquier modificación del plan o del
24

acuerdo o su terminación no constituirá un cambio o detrimento de los términos y condiciones de su empleo.
Confirmación del Documento del Plan. Al aceptar el otorgamiento de las PSUs, usted reconoce que ha recibido copias y ha revisado dicho acuerdo en su totalidad y que ha entendido y aceptado completamente todas las disposiciones contenidas en el Plan y en el Acuerdo.
Adicionalmente, al firmar el acuerdo, usted reconoce que ha leído, y aprobado de manera específica y expresa los términos y condiciones en el acuerdo en el que se describe y establece claramente los siguiente:
(ix)La participación en el Plan no constituye un derecho adquirido;
(x)El plan y la participación en el mismo, son ofrecidos por la Compañía de manera totalmente discrecional;
(xi)La participación en el Plan es voluntaria; y
(xii)La Compañía, y cualquier Sociedad controladora, Subsidiaria o Filiales no son responsables por ningún decremento en el valor de las Acciones.
Constancia de aceptación de la ley laboral y declaración de la política.  Al aceptar las PSUs, usted reconoce expresamente que la Compañía, es la única responsable de la administración del Plan, y que su participación en el Plan y la adquisición de las acciones comunes no constituyen una relación de trabajo entre usted y la Compañía dado que usted participa en el Plan de manera completamente comercial y el único empleador que tiene es Perrigo de México, S.A. de C.V. (« Perrigo de Mexico »). Con base en lo anterior, usted reconoce expresamente que el Plan y los beneficios que usted pueda obtener de la participación en el Plan, no establecen ningún derecho entre usted y su empleador Perrigo de México y no forman parte de las condiciones de trabajo ni de las prestaciones ofrecidas por Perrigo de México y cualquier modificación del Plan o la terminación de éste, no constituyen un cambio o deterioro de los términos y condiciones de su trabajo.
Además, usted comprende que su participación en el Plan es el resultado de una decisión unilateral y discrecional de la Compañía; por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o interrumpir la participación de usted en cualquier momento sin ninguna responsabilidad para usted.
Finalmente, usted declara que no se reserva ninguna acción o derecho de presentar algún reclamo o demanda en contra de la Compañía por compensación, daño o perjuicio alguno como resultado de su participación en el Plan, en consecuencia, otorga el más amplio finiquito al Empleador, así como a la Compañía, a su Sociedad controladora, Subsidiaria o Filiales con respecto a cualquier demanda que pudiera originarse en virtud del Plan.
Netherlands
Notifications
Insider-Trading Notification. Dutch insider-trading rules prohibit you from effectuating certain transactions involving shares if you have inside information about the Company. If you are uncertain whether the insider-trading rules apply to you, you should consult your personal legal advisor.
Norway
Insider-Trading Notification. Norwegian insider-trading rules prohibit you from effectuating certain transactions involving shares if you have inside information about the Company. If you are
25

uncertain whether the insider-trading rules apply to you, you should consult your personal legal advisor as well as the Company.
Exchange Control Information. Cross-border payments in excess of NOK 100,000 must be reported to the Norwegian foreign exchange register (Valutaregisteret). If you use a Norwegian bank to transfer a cross-border payment in excess of NOK 100,00 in connection with the sale of shares acquired under the Plan, the bank will make the report on your behalf.
Foreign Asset/Account Reporting Information. In your Norwegian income tax return, each year you are required to report any security, shares or bank accounts (including brokerage accounts and the Company “Account” referenced in section 1.5 of the Agreement) you maintain outside of Norway. The Company “Account” should not be treated as taxable wealth, as long as the right to receive the dividends is conditional, but you must report it.
Poland
Terms and Conditions
Consent to Receive Information in English. By accepting the Award, you confirm having read and understood the Plan and the Agreement, which were provided in the English language. You accept the terms of those documents accordingly.
Notifications
Exchange Control Information. If you hold foreign securities (including shares pursuant to the Award) and maintain accounts abroad, you may be required to file certain reports with the National Bank of Poland (“NBP”). Specifically, if the value of securities and cash held in such foreign accounts exceeds PLN 7,000,000 (or equivalent thereof in another currency) at the end of the year, you must file reports on the transactions and balances of the accounts on a quarterly basis by the 26th day of the month following the end of each quarter. In case you are being in regime of a joint marital property, the above threshold shall apply to joint property of the spouses.
In addition, if you hold, at the beginning or end of the year, at least 10% of votes in the decision-making body of the entity based abroad (and you are person meeting the prievusly mentioned criteria), an annual notification, on the official form, must be submitted by you to the NBP by May 31 of the following year.
If at the end of the year you did not reach the given threshold but in the next year, at the end of a calendar quarter, you reach the threshold, you are obliged to submit the appropriate form to NBP for this quarter and each of the following quarters of this calendar year (within 26 days from the end of each calendar quarter). Such reports are filed on special forms available on the website of the NBP.
The foregoing duties represents personal responsibilities of each shareholder and cannot be fulfilled by any entity on your behalf.
Additionally, if you are a Polish citizen and you transfer funds abroad in excess of the PLN equivalent of €15,000, the transfer must be made through an authorized bank, a payment institution or an electronic money institution authorized to render payment services.
Furthermore, at the banks’ request, you may be required to inform eligible banks, within the meaning of the Foreign Exchange Act, about all foreign exchange transactions performed through them.
26

You are also required to retain the documents connected with foreign exchange transactions for a period of five years, as measured from the end of the year in which such transaction occurred.
Warunki
Zgoda na otrzymywanie informacji w języku angielskim. Akceptując Opcję, potwierdzasz przeczytanie i zrozumienie Programu i Umowy, które zostały dostarczone w języku angielskim. W związku z tym akceptujesz warunki tych dokumentów.
Powiadomienia
Informacje o kontroli dewizowej. Jeśli jesteś w posiadaniu zagranicznych papierów wartościowych (w tym akcji) i posiadasz rachunki za granicą, możesz być zobowiązany(-a) do złożenia określonych sprawozdań w Narodowym Banku Polskim („NBP”. W szczególności, jeśli wartość papierów wartościowych i środków pieniężnych gromadzonych na takich rachunkach zagranicznych przekracza na koniec roku 7 000 000 PLN (lub ekwiwalent tej kwoty w innej walucie), należy co kwartał składać raporty z transakcji i sald rachunków do 26 dnia miesiąca następującego po zakończeniu każdego kwartału. W przypadku pozostawania we wspólności majątkowej z małżonkiem, powyższy próg dotyczy majątku wspólnego małżonków.
Ponadto, jeżeli posiadasz na początek lub koniec roku co najmniej 10% głosów w organie stanowiącym podmiotu z siedzibą za granicą (i jesteś osobą spełniającą wyżej wskazane warunki) musisz złożyć w NBP do 31 maja następnego roku dodatkowy raport.
Jeśli pod koniec roku nie osiągnąłeś(-aś) określonego progu, ale w następnym roku, pod koniec kwartału kalendarzowego, osiągniesz próg, musisz złożyć odpowiedni formularz do NBP za ten kwartał i każdy z kolejnych kwartałów tego roku kalendarzowego (w ciągu 26 dni od zakończenia każdego kwartału kalendarzowego). Takie raporty są składane w specjalnych formularzach dostępnych na stronie internetowej NBP.
Ponadto, jeśli jesteś obywatelem Polski i przekazujesz środki za granicę w wysokości przekraczającej równowartość 15 000 EUR w PLN, przelewu należy dokonać za pośrednictwem upoważnionego banku, instytucji płatniczej lub instytucji pieniądza elektronicznego uprawnionej do świadczenia usług płatniczych.
Ponadto na żądanie banków niezbędne może być poinformowanie uprawnionych banków, w rozumieniu ustawy Prawo dewizowe (Foreign Exchange Act), o wszystkich transakcjach walutowych przeprowadzanych za ich pośrednictwem.
Jesteś również zobowiązany(-a) do przechowywania dokumentów związanych z transakcjami wymiany walut przez okres pięciu lat, mierzony od końca roku, w którym taka transakcja została wykonana
Portugal
Terms and Conditions
Language Consent. You hereby expressly declare that you have full knowledge of the English language and have read, understood and fully accepted and agreed with the terms and conditions established in the Plan and Award Agreement.
Conhecimento da Lingua. O Contratado, pelo presente instrumento, declara expressamente que tem pleno conhecimento da língua inglesa e que leu, compreendeu e livremente aceitou e
27

concordou com os termos e condições estabelecidas no Plano e no Acordo de Atribuição (Award Agreement em inglês).
Romania
Notifications
Statistical Reporting. According to art. 92 of NBR Reg. 4/2021, if you, as a resident of Romania within the meaning of NBR Reg. 4/2021, acquire more than 10% of the share capital in a foreign company, the acquisition must be reported to the National Bank of Romania (“NBR”) for statistical purposes within 30 calendar days of acquisiting the ownership right over the shares of the foreign company. You should consult your personal advisor to determine whether you will be required to submit such documentation to the NBR pursuant to your participation in the Plan.

Insider-Trading. Insider-trading rules prohibit you from carrying out certain transactions involving shares if you have inside information about the Company (insider dealing). If you are uncertain whether the insider-trading rules apply to you, including with regard to the fact that the Company is listed on the New York Stock Exchange (NYSE), you should consult your personal legal advisor. Depending on the applicable market abuse legislation, you might be subject to certain restrictions on the freedom to trade the shares that are settled through the RSU award, including any applicable prohibition on insider dealing, market manipulation or the unlawful disclosure of inside information.

Serbia
Terms and Conditions

No country specific provisions.
Slovakia
Foreign Asset Reporting. You may have a foreign asset reporting obligation if you are considered providing independent professional services “podnikatel”. You should consult with a personal tax advisor to understand your filing obligations.
No country specific provisions.
Slovenia
No country specific provisions.
South Africa
Terms and Conditions
Tax Information. By accepting the PSUs, you agree that, immediately upon vesting of the PSUs, you may need to notify your employer of the amount of any gain realized. If you fail to advise your employer of the gain realized upon vesting, you may be liable for a fine. You will be solely responsible for paying any difference between the actual tax liability and the amount
28

withheld by your employer. It is recommended that you consult with your personal tax advisor with respect to your requirements.
Notifications
Exchange Control Information. Because no transfer of funds from South Africa is required under the PSUs, no filing or reporting requirements should apply when the award is granted nor when Ordinary Shares are issued upon vesting of the PSUs. However, because the exchange control regulations are subject to change, you should consult your personal advisor prior to vesting and settlement of the award to ensure compliance with current regulations.
Spain
Terms and Conditions
No Entitlement for Claims or Compensation. By accepting the award of PSUs, you consent to participation in the Plan, and acknowledge that you have received a copy of the Plan document. You understand that the Company has unilaterally, gratuitously and in its sole discretion decided to make awards of PSUs under the Plan to individuals who may be employees, consultants and directors throughout the world. The decision is limited and entered into based upon the express assumption and condition that any PSUs will not economically or otherwise bind the Company or any Parent, Subsidiary or Affiliate, including your employer, on an ongoing basis, other than as expressly set forth in the Agreement. Consequently, you understand that the Award is given on the assumption and condition that the PSUs shall not become part of any employment contract (whether with the Company or any Parent, Subsidiary or Affiliate, including your employer) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever. Furthermore, you understand and freely accept that there is no guarantee that any benefit whatsoever shall arise from the award, which is gratuitous and discretionary, since the future value of the PSUs and the underlying shares is unknown and unpredictable. You also understand that this Award would not be made but for the assumptions and conditions set forth hereinabove; thus, you understand, acknowledge and freely accept that, should any or all of the assumptions be mistaken or any of the conditions not be met for any reason, the Award, the PSUs and any right to the underlying shares shall be null and void.
You understand and agree that, as a condition of the grant of the PSUs, your termination of service for any reason other than death or disability (including for the reasons listed below) will automatically result in the cancellation and loss of any PSUs that may have been granted to you and that were not or did not become vested on the date of termination of service. In particular, you understand and agree that, unless otherwise expressly provided by the Company in this Agreement, the PSUs will be cancelled without entitlement to the Shares or to any amount as indemnification if you terminate service by reason of, but not limited to, the following: resignation; disciplinary dismissal adjudged to be with cause; disciplinary dismissal adjudged or recognized to be without good cause (i.e., subject to a "despido improcedente"); individual or collective layoff on objective grounds, whether adjudged to be with cause or adjudged or recognized to be without cause; material modification of the terms of employment under Article 41 of the Workers’ Statute; relocation under Article 40 of the Workers’ Statute; Article 50 of the Workers’ Statute; unilateral withdrawal by your employer; and under Article 10.3 of Royal Decree 1382/1985.
Notifications
Exchange Control Information. You must declare the acquisition, ownership and disposition of stock in a foreign company (including Ordinary Shares acquired under the Plan) to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness, for
29

statistical purposes. Generally, the declaration must be made in January for Ordinary Shares acquired or sold during (or owned as of December 31 of) the prior year; however, this obligation only applies in the cases in which you hold 10% or more of the sares capital of the Company or 10% or more of the voting tights of the Company.
Additionally, you may be required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), any foreign instruments (e.g., Ordinary Shares) and any transactions with non-Spanish residents (including any payments of cash or shares made to you by the Company) if the balances in such accounts together with the value of such instruments as of December 31, or the volume of transactions with non-Spanish residents during the prior or current year, exceeds €1,000,000. Generally, you will only be required to report on an annual basis (by January 20 of each year). Note that if the value is less than €1,000,000, there is only an obligation to declare this information to the Bank of Spain upon request from the Bank of Spain, in which case the deadline is two months since the request is received.
When receiving foreign currency payments derived from the ownership of Ordinary Shares (i.e., dividends or sale proceeds), you must inform the financial institution receiving the payment of the basis upon which such payment is made. Should amounts exceed €12,500, you will need to provide the following information to the Spanish Registered Entity: (i) your name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment and the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required. Exceptions to this rule are when you move funds through a Spanish resident bank account opened abroad, or when collections and payments are carried out in cash. These exceptions, however, are subject to their own reporting requirements.
Tax Information. If you hold assets or rights outside of Spain (including shares acquired under the Plan), you may have to file an informational tax report, Form 720, with the tax authorities declaring such ownership by March 31st of the following year.
Generally, there is no obligation to file Form 720 if the total value of the following does not exceed Euro 50,000:
•the securities, shares, rights and participations held by you, on December 31 or at any time throughout the year, in any kind of entities or in investment funds located outside Spain;
•any transfer of own capital to third parties located abroad; and
•life and disability insurances in which the individual was policy holder on December 31st.
Please note that if an asset is jointly owned, the value is not prorated. Please also note that the application of the rules in respect of valuation of assets and transfers during the year should be carefully analyzed. If the limit of Euro 50,000 euros is exceeded for this described group of assets, all the elements of this group must be reported.
For those taxpayers who have filed Form 720 in previous years, they will only be obliged to file it again:
(c)When the aggregated value of the assets included in the mentioned group (shares/insurances) had increased in an amount higher than Euro 20,000 regarding the informative return filed in a previous year.
(d)When the individual’s condition (owner, co-owner, co-titleholder or co-authorized) had changed or was extinguished during the year, before 31st December, with regard to any of the assets.
30

Please note that the thresholds for annual filing requirements may change each year. Therefore, you should consult your personal advisor regarding whether you will be required to file an informational tax report for asset and rights that you hold abroad.
Sweden
Terms and Conditions
The following shall apply in addition to what is set out under section 2.14 of the Award Agreement:
Forfeiture of entitlements under the Plan in case of termination shall apply in case of termination of employment regardless of whether such termination of employment may be justified under Swedish employment protection legislation, and regardless of whether such termination may be challenged by you, and regardless of whether such termination is invalidated by verdict or a court order.
Tax withholdings. You authorize the Company and/or the Employing Company to withhold or sell shares otherwise distributable to you upon vesting or settlement to satisfy the Company’s payroll tax withholding obligations.
Switzerland
Notifications
Securitities Law Information. The PSUs and the issuance of any Ordinary Shares thereunder is not intended to be publicly offered in or from Switzerland. Neither this Award Agreement nor any other materials relating to the Award (1) constitute a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, (2) may be publicly distributed nor otherwise made publicly available in Switzerland, or (3) have been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)).
Tax Information. If you are obliged to submit an ordinary annual tax return in Switzerland, you are required to file a salary certificate with the Swiss tax authorities together with your Swiss tax return. The Company or the Affiliate employing you is obliged to prepare a specific attachment regarding the PSUs to this salary certificate. Before Settlement, for wealth tax purposes, the number of PSUs should be declared with p.m (zero value) in the asset statement of the tax return. After Settlement the total number of Ordinary Shares received are subject to wealth tax at the end of the calendar year and must be declared in your Swiss tax return.

Turkey
Notifications
Securities Law Information. Under Turkish law, you are not permitted to sell Ordinary Shares acquired under the Plan in Turkey. The Ordinary Shares are currently traded on the Nasdaq Global Select Market, which is located outside of Turkey, under the ticker symbol “PRGO” and the Ordinary Shares may be sold through this exchange.
Ukraine
Notifications
31

Exchange Control Information. Exchange control rules change frequently and you should consult your personal advisor to determine whether you are required to obtain a license for obtaining shares of a foreign company from the National Bank of Ukraine (NBU).
Terms and Conditions
The Award will be outside the scope of your employment or service contract (if any) and as such will not constitute a part of your compensation package under the respective employment or service contract.
United Kingdom
Terms and Conditions
Income Tax and National Insurance Contribution Withholding. The following provision supplements the terms in the Agreement:
If payment or withholding of the income tax due in connection with the PSUs is not made within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the income tax liability or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 occurred (the “Due Date”), the amount of any uncollected income tax shall constitute a loan owed by you to your employer, effective as of the Due Date. You agree that the loan will bear interest at the then-current official rate of His Majesty’s Revenue & Customs (“HMRC”), it shall be immediately due and repayable, and the Company or your employer may recover it at any time thereafter by any of the means referred to in Section 2.7 of the Agreement.
Notwithstanding the foregoing, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), you will not be eligible for a loan from the Company or your employer to cover the income tax liability. In the event that you are a director or executive officer and the income tax is not collected from or paid by the Due Date, the amount of any uncollected income tax will constitute a benefit to you on which additional income tax and national insurance contributions (“NICs”) will be payable. You will be responsible for reporting any income tax for reimbursing the Company or your employer the value of any employee NICs due on this additional benefit.
Notifications
* * * * *

32

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(SERVICE-BASED)
(Under the Perrigo Company plc 2019 Long-Term Incentive Plan)
TO:        Participant Name
RE:        Notice of Restricted Stock Unit Award (Service-Based)
This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2019 Long-Term Incentive Plan (the “Plan”), effective as of Grant Date (the “Grant Date”). This Award consists of service-based restricted stock units. The terms and conditions of this incentive are set forth in the remainder of this agreement (including any special terms and conditions set forth in any appendix for your country (“Appendix”) (collectively, the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1
Restricted Stock Units – Service-Based Vesting
1.1    Grant. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you Number of Awards Granted (“Restricted Stock Units” or “RSUs”). Each RSU shall entitle you to one ordinary share of the Company, nominal value €0.001 per share (“Ordinary Share”) on the applicable RSU Vesting Date, provided the vesting conditions described in Section 1.2 are satisfied.
1.2    Vesting. Except as provided in Section 1.3, the RSUs awarded in Section 1.1 shall vest as follows following the Grant Date (“RSU Vesting Date(s)”): Vesting Schedule (Dates & Quantities); provided, however, that you continue in the service of the Company from the Grant Date through the applicable RSU Vesting Date.
Except as provided in Section 1.3, if your Termination Date occurs prior to the RSU Vesting Date, any RSUs awarded under Section 1.1 that have not previously vested as of such Termination Date shall be permanently forfeited on your Termination Date.
1.3    Special Vesting Rules. Notwithstanding Section 1.2 above:
(a)    If your Termination Date occurs by reason of death, Disability or Retirement with the Company’s consent, any RSUs awarded under Section 1.1 that have not vested prior to such Termination Date shall become fully vested. Notwithstanding the definition of “Retirement” in Section 2 of the Plan, “Retirement” means your Termination Date which occurs after attaining age 62.
(b)    If your Termination Date occurs by reason of an Involuntary Termination for Economic Reasons, any RSUs awarded under Section 1.1 that would otherwise be scheduled to vest under Section 1.2 in the 24-month period following such Termination Date shall continue to vest during such 24-month period according to the vesting schedule in effect prior to such Termination Date; provided, however, that if your Termination Date occurs for a reason that is both described in this subsection (b) and in subsection (c) below, the special vesting rules described in subsection (c) shall apply in lieu of the vesting rules described in this subsection (b). Any RSUs that are not scheduled to vest during such 24-month period will be permanently forfeited on the Termination Date.

(c)    If your Termination Date occurs by reason of a Termination without Cause or a Separation for Good Reason on or after a Change in Control (as defined in the Plan and as such definition may be amended hereafter) and prior to the two (2) year anniversary of the Change in Control, all RSUs awarded under Section 1.1 that have not vested or been forfeited prior to such Termination Date shall become fully vested.
(d)    As used in this Section 1.3, the following terms shall have the meanings set forth below:
(1)    “Separation for Good Reason” means your voluntary resignation from the Company and the existence of one or more of the following conditions that arose without your consent: (i) a material change in the geographic location at which you are required to perform services, such that your commute between home and your primary job site increases by more than 30 miles, or (ii) a material diminution in your authority, duties or responsibilities or a material diminution in your base compensation or incentive compensation opportunities; provided, however, that a voluntary resignation from the Company shall not be considered a Separation for Good Reason unless you provide the Company with notice, in writing, of your voluntary resignation and the existence of the condition(s) giving rise to the separation within 90 days of its initial existence. The Company will then have 30 days to remedy the condition, in which case you will not be deemed to have incurred a Separation for Good Reason. In the event the Company fails to cure the condition within the 30 day period, your Termination Date shall occur on the 31st day following the Company’s receipt of such written notice.
(2)    “Termination without Cause” means the involuntary termination of your employment or contractual relationship by the Company without Cause, including, but not limited to, (i) a termination effective when you exhaust a leave of absence during, or at the end of, a notice period under the Worker Adjustment and Retraining Notification Act (“WARN”), and (ii) a situation where you are on an approved leave of absence during which your position is protected under applicable law (e.g., a leave under the Family Medical Leave Act), you return from such leave, and you cannot be placed in employment or other form of contractual relationship with the Company.
1.4    Settlement of RSUs. As soon as practicable after the RSU Vesting Date, the Company shall transfer to you one Ordinary Share for each RSUs becoming vested on such date (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company may withhold shares otherwise transferable to you to the extent necessary to satisfy withholding taxes due by reason of the vesting of the RSUs, in accordance with Section 2.6. You shall have no rights as a stockholder with respect to the RSUs awarded hereunder prior to the date of issuance to you of a certificate or certificates for such shares. Notwithstanding the foregoing, the Committee, in its sole discretion, may elect to settle RSUs in cash based on the fair market value of the Ordinary Shares on the RSU Vesting Date.
1.5    Dividend Equivalents. The RSUs awarded under Section 1.1 shall be eligible to receive dividend equivalents in accordance with the following:
(a)    An “Account” will be established in your name. Such Account shall be for recordkeeping purposes only, and no assets or other amounts shall be set aside from the Company’s general assets with respect to such Account.
(b)    On each date that a cash dividend is paid with respect to Ordinary Shares, the Company shall credit your Account with the dollar amount of dividends you would have received if each RSU held by you on the record date for such dividend payment had been an Ordinary Share. No interest or other earnings shall accrue on such Account.

(c)    As of each RSU Vesting Date, you shall receive a payment equal to the amount of dividends that would have been paid on the RSUs vesting on such date had they been Ordinary Shares during the period beginning on the Grant Date and ending on the RSU Vesting Date, and the Account shall be debited appropriately. If you forfeit RSUs, any amounts in the Account attributable to such RSUs shall also be forfeited.
(d)    If dividends are paid in the form of Ordinary Shares rather than cash, then you will be credited with one additional RSU for each Ordinary Share that would have been received as a dividend had your outstanding RSUs been Ordinary Shares. Such additional RSUs shall vest or be forfeited at the same time as the RSU to which they relate.
SECTION 2
General Terms and Conditions
2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution.
2.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any Ordinary Shares subject to the RSU awarded under this Agreement prior to the date of issuance to you of a certificate or certificates for such shares.
2.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.
2.4    Award Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.
2.5    Adjustments in Event of Change in Ordinary Shares. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.
2.6    Acknowledgement. The Company and you agree that the RSUs are granted under and governed by the Notice of Grant, this Agreement (including the Appendix, if applicable) and by the provisions of the Plan (incorporated herein by reference). You: (i) acknowledge receipt of a copy of each of the foregoing documents, (ii) represent that you have carefully read and are familiar with their provisions, and (iii) hereby accept the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.
2.7    Taxes and Withholding.

(a)    Withholding (Only Applicable to Individuals Subject to U.S. Tax Laws). This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any Federal, state or local taxes applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Ordinary Shares relating to this Award in the amount it determines is sufficient to satisfy the tax withholding required by law. State taxes will be withheld at the appropriate rate set by the state in which you are employed or were last employed by the Company. In no event may the number of shares withheld exceed the number necessary to satisfy the maximum Federal, state and local income and employment tax withholding requirements. You may elect to surrender previously acquired Ordinary Shares or to have the Company withhold Ordinary Shares relating to this Award in an amount sufficient to satisfy all or a portion of the tax withholding required by law.
(b)    Responsibility for Taxes (Only Applicable to Individuals Subject to Tax Laws Outside the U.S.) Regardless of any action the Company or, if different, the Affiliate employing or retaining you takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company or the Affiliate employing or retaining you. You further acknowledge that the Company and/or the Affiliate employing or retaining you (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs, the subsequent sale of Ordinary Shares acquired pursuant to such settlement and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you have become subject to tax in more than one jurisdiction between the RSU Grant Date and the date of any relevant taxable event, as applicable, you acknowledge that the Company and/or the Affiliate employing or retaining you (or formerly employing or retaining you, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(1)    Prior to any relevant taxable or tax withholding event, as applicable, you will pay or make adequate arrangements satisfactory to the Company and/or the Affiliate employing or retaining you to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Affiliate employing or retaining you, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:
(A)    withholding from your wages or other cash compensation paid to you by the Company and/or the Affiliate employing or retaining you; or
(B)    withholding from proceeds of the sale of Ordinary Shares acquired upon settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization); or
(C)    withholding in Ordinary Shares to be issued upon settlement of the RSUs.
(2)    To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Ordinary Shares, for tax purposes, you are deemed to have been issued the full number of Ordinary Shares subject to the vested RSUs, notwithstanding that a number of the Ordinary Shares are held back solely for the purpose of paying the Tax-Related Items.
(3)    Finally, you shall pay to the Company or the Affiliate employing or retaining you any amount of Tax-Related Items that the Company or the Affiliate employing or retaining you may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Ordinary Shares or the proceeds of the sale of Ordinary Shares, if you fail to comply with your obligations in connection with the Tax-Related Items.
2.8    Compliance with Applicable Law. The issuance of Ordinary Shares will be subject to and conditioned upon compliance by the Company and you, including any written representations, warranties and agreements as the Administrator may request of you for compliance with all (i) applicable U.S. state and federal laws and regulations, (ii) applicable laws of the country where you reside pertaining to the issuance or sale of Ordinary Shares, and (iii) applicable requirements of any stock exchange or automated quotation system on which the Company’s Ordinary Shares may be listed or quoted at the time of such issuance or transfer. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any Ordinary Shares under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.
2.9    Code Section 409A (Only Applicable to Individuals Subject to U.S. Federal Tax Laws)
(a)    RSUs other than RSUs that continue to vest by reason of your Involuntary Termination for Economic Reasons and dividend equivalents payable under this Agreement are intended to be exempt from Code Section 409A under the exemption for short-term deferrals. Accordingly, RSUs (other than RSUs that continue to vest by reason of your Involuntary Termination for Economic Reasons) will be settled and dividend equivalents will be paid no later than the 15th day of the third month following the later of (i) the end of your taxable year in which the RSU Vesting Date occurs, or (ii) the end of the fiscal year of the Company in which the RSU Vesting Date occurs.
(b)    RSUs that continue to vest by reason of your Involuntary Termination for Economic Reasons are subject to the provisions of this subsection (b). Any distribution in settlement of such RSUs will occur provided your Involuntary Termination for Economic Reasons constitutes a “separation from service” as defined in Treasury Regulation §1.409A-1(h). If the Company determines that you are a “specified employee” as defined in Code Section 409A (i.e., an officer with annual compensation above $130,000 (as adjusted for inflation), a five-percent owner of the Company or a one-percent owner with annual compensation in excess of $150,000), distribution in settlement of any such RSUs that would be payable within six months of your separation from service shall be delayed to the first business day following the six-month anniversary of your separation from service. Any distribution in settlement of such RSUs that would be made more than six months after your separation from service (without application of the six-month delay) shall not be subject to the six-month delay described in this subsection.
2.10    Data Privacy.
(a)    U.S. Data Privacy Rules (Only Applicable if this Award is Subject to U.S. Data Privacy Laws). By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Personal Data”), (c) understand that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country, (d) waive any data privacy rights you may have with respect to the data, and (e) authorize the Company, its Affiliates and its agents, to store and transmit such information in electronic form.
(b)    Non-U.S. Data Privacy Rules (Only Applicable if this Award is Subject to Data Privacy Laws Outside of the U.S.)
(1)    By entering into this Agreement and accepting this Award, you hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement and any other RSU grant materials by and among, as applicable, the Affiliate employing or retaining you, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan.
(2)    You understand that the Company and the Affiliate employing or retaining you may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Ordinary Shares or directorships held in the Company, details of all RSUs or any other entitlement to Ordinary Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
(3)    You understand that Data will be transferred to legal counsel or a broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than your country of residence. You understand that if you reside outside the United States, you may request a list with the names and addresses of any potential recipients of the Data by contacting your local or Company human resources representative. You authorize the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that if you reside outside the United States, you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local or Company human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local or Company human resources representative.

2.11    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.
2.12    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable Code provisions to the maximum extent possible and otherwise by the laws of the State of Michigan without regard to principals of conflict of laws, provided that if you are a foreign national or employed outside the United States, this Agreement shall be governed by and construed and enforced in accordance with applicable foreign law to the extent that such law differs from the Code and Michigan law. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.
2.13    Forfeiture of RSUs. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your incentive or equity-based compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company the amount of any payment (including dividend equivalents) relating to any RSUs earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) all outstanding RSUs (including related dividend equivalents) that have not yet been settled shall be immediately forfeited. In addition, Ordinary Shares acquired under this Agreement, and any gains or profits on the sale of such Ordinary Shares, shall be subject to any “clawback” or recoupment policy later adopted by the Company.
2.14    Special Rules for Non-U.S. Grantees (Only Applicable if You Reside Outside of the U.S.)
(a)    Nature of Grant. In accepting the grant, you acknowledge, understand and agree that:
(1)    the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, except as otherwise provided in the Plan;
(2)    the grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted repeatedly in the past;
(3)    all decisions with respect to future RSU grants, if any, will be at the sole discretion of the Company;
(4)    you are voluntarily participating in the Plan;
(5)    the RSUs and the Ordinary Shares subject to the RSUs are an extraordinary item and which is outside the scope of your employment or service contract, if any;
(6)    the RSUs and the Ordinary Shares subject to the RSUs are not intended to replace any pension rights or compensation;

(7)    the RSUs and the Ordinary Shares subject to the RSUs are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Affiliate employing or retaining you or any other Affiliate;
(8)    the grant and your participation in the Plan will not be interpreted to form an employment or service contract with the Company or any Affiliate;
(9)    the future value of the underlying Ordinary Shares is unknown, indeterminable and cannot be predicted with certainty;
(10)    no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from your Termination Date (for any reason whatsoever, whether or not later found to be invalid and whether or not in breach of employment laws in the jurisdiction where you are employed or rendering services, or the terms of your employment agreement, if any), and in consideration of the grant of the RSUs to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company or the Affiliate employing or retaining you, waive your ability, if any, to bring any such claim, and release the Company and the Affiliate employing or retaining you from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim; and
(11)    you acknowledge and agree that neither the Company, the Affiliate employing or retaining you nor any other Affiliate shall be liable for any foreign exchange rate fluctuation between the currency of the country in which you reside and the United States Dollar that may affect the value of the RSUs or of any amounts due to you pursuant to the settlement of the RSUs or the subsequent sale of any Ordinary Shares acquired upon settlement.
(b)    Appendix. Notwithstanding any provisions in this Agreement, the RSU grant shall be subject to any special terms and conditions set forth in any Appendix to this Agreement for your country. Moreover, if you relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such provisions is necessary or advisable in order to comply with laws of the country where you reside or to facilitate the administration of the Plan. If you relocate to the United States, the special terms and conditions in the Appendix will apply, or cease to apply, to you, to the extent the Company determines that the application or otherwise of such provisions is necessary or advisable in order to facilitate the administration of the Plan. The Appendix constitutes part of this Agreement.
(c)    Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan, on the RSUs and on any Ordinary Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with laws of the country where you reside or to facilitate the administration of the Plan, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
****

We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.
Very truly yours,

/s/ Orlando Ashford

Orlando Ashford
Chairman of the Board

APPENDIX

PERRIGO COMPANY PLC
Additional Terms and Provisions to
Restricted Stock Unit Award Agreement (Service-Based)
Terms and Conditions
This Appendix (the “Appendix”) includes additional terms and conditions that govern the restricted stock units (“RSUs” or “Award”) granted to you under the Plan if you reside in one of the countries listed below. Certain capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the Agreement. The Award will not create any entitlement to receive any similar benefit in the future.
Notifications
This Appendix also includes country-specific information of which you should be aware with respect to your participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of January 2023. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you do not rely on the information noted herein as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time that you vest in the RSUs and Ordinary Shares are issued to you or the shares issued upon vesting of the RSUs are sold.
In addition, the information is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your particular situation. Finally, please note that if you are a citizen or resident of a country other than the country in which you are currently working, or transfers employment after grant, the information contained in the Appendix may not be applicable.

Conditions et dispositions supplémentaires à l’
Accord relatif à l’attribution d’unités d’action avec restrictions (rémunération fondée sur les services)
Conditions
Le présent Appendice (l’« Appendice ») comprend des conditions complémentaires régissant les unités d’action avec restrictions (« UAR » ou « Prime ») qui vous sont attribuées en vertu du Plan si vous résidez dans l’un des pays repris ci-dessous. Certains termes commençant par une lettre majuscule utilisés dans le présent Accord mais qui n’y sont pas définis ont le sens qui leur est attribué dans le Plan ou l’Accord. La Prime n’instaure aucun droit à recevoir des avantages similaires à l’avenir.
Notifications

Le présent Appendice comprend également des informations spécifiques aux pays dont vous devez avoir connaissance eu égard à votre participation au Plan. Les informations se fondent sur les lois relatives aux valeurs mobilières, au contrôle des échanges et autres en vigueur dans les pays respectifs en janvier 2023. Souvent complexes, ces lois font l’objet de modifications fréquentes. Par conséquent, la Société vous recommande vivement de ne pas considérer les renseignements repris aux présentes comme l’unique source d’information relative aux conséquences de votre participation au Plan, car ces renseignements peuvent être obsolètes au moment de la dévolution des UAR ou de l’émission des Actions ordinaires pour votre compte, ou de la vente des actions émises lors de la dévolution des UAR.
Par ailleurs, ces informations sont d’ordre général et peuvent ne pas s’appliquer à votre situation particulière. De plus, la Société n’est pas en mesure de vous garantir un quelconque résultat particulier. Par conséquent, il vous est conseillé de demander des conseils professionnels appropriés quant à la manière dont les lois de votre pays en la matière peuvent s’appliquer à votre situation particulière. Enfin, veuillez noter que si vous êtes citoyen ou résident d’un pays autre que celui dans lequel vous travaillez actuellement ou si votre emploi est transféré après l’octroi, les informations figurant dans l’Appendice peuvent ne pas appliquer.

Extra voorwaarden en voorzieningen bij
De Overeenkomst over voorwaardelijk toegekende aandelen (op basis van diensten)
Algemene voorwaarden
Deze Bijlage (de 'Bijlage') omvat extra algemene voorwaarden voor de voorwaardelijk toegekende aandelen ('RSU's' of 'Award') die u volgens het Plan zijn toegekend als u in een van onderstaande landen woont. Bepaalde termen in hoofdletters die in deze Bijlage werden gebruikt maar niet gedefinieerd, hebben de betekenis die in het Plan en/of de Overeenkomst is vermeld. De Award creëert geen recht om een soortgelijk voordeel in de toekomst te krijgen.
Meldingen
Deze Bijlage bevat ook landenspecifieke informatie waarvan u op de hoogte moet zijn met betrekking tot uw deelname aan het Plan. De informatie is gebaseerd op de effecten-, wisselcontrole- en andere wetten die in de respectieve landen sinds januari 2023 van kracht zijn. Zulke wetten zijn vaak complex en worden regelmatig aangepast. Daarom raadt het Bedrijf u ten sterkste aan de informatie hierin niet te gebruiken als enige bron van informatie over de gevolgen van uw deelname aan het Plan, omdat de informatie verouderd kan zijn op het ogenblik dat uw toezegging in de RSU's en de Gewone aandelen u worden uitgekeerd of wanneer de bij de toezegging van de RSU's uitgegeven aandelen worden verkocht.
Ook is de informatie algemeen van aard en mag u ze niet toepassen op uw specifieke situatie. Het Bedrijf bevindt zich evenmin in een positie om u een specifiek resultaat te verzekeren. We raden u dan ook aan om professioneel advies te vragen over hoe de relevante wetten in uw land van toepassing kunnen zijn op uw specifieke situatie. Ten slotte, merk op dat als u een burger of inwoner bent van een ander land dan het land waarin u op dit moment werkt, of uw tewerkstelling na de toekenning verhuist, de informatie in de Bijlage mogelijk niet van toepassing is.

Dodatkowe warunki i postanowienia

Umowa przydziału Akcji warunkowych (w oparciu o stosunek pracy)
Warunki
Niniejszy Załącznik („Załącznik”) zawiera dodatkowe warunki, które regulują akcje warunkowe („RSU”) przyznaną w ramach Programu, jeśli mieszkasz w jednym z wymienionych poniżej krajów. Określone terminy pisane wielką literą, które nie zostały zdefiniowane w niniejszym Załączniku, mają znaczenie określone w Programie i/lub Umowie. Prawo nie uprawnia do uzyskiwania podobnych korzyści w przyszłości.
Powiadomienia
Niniejszy Załącznik zawiera również informacje dotyczące poszczególnych krajów, o których powinieneś(-as) wiedzieć w związku z uczestnictwem w Programie. Informacje oparte są na papierach wartościowych, kontroli dewizowej i innych przepisach obowiązujących w odpowiednich krajach od stycznia 2023 r. Takie przepisy prawa są często skomplikowane i często się zmieniają. W związku z tym Spółka zdecydowanie zaleca, aby nie polegać na informacjach wymienionych w niniejszym dokumencie jako jedynym źródle informacji związanych z konsekwencjami uczestnictwa w Programie, gdyż informacje te mogą być nieaktualne w momencie nabycia lub wykonywania opcji na akcje, a Akcje Zwykłe są Ci wydawane lub w przypadku sprzedaży Akcji Zwykłych nabytych w ramach Programu.
Ponadto informacje mają charakter ogólny i mogą nie mieć zastosowania do konkretnej sytuacji, a Spółka nie jest w stanie zapewnić Ci żadnego konkretnego rezultatu. W związku z tym zaleca się zasięgnięcie odpowiedniej profesjonalnej porady dotyczącej tego, w jaki sposób odpowiednie przepisy w Twoim kraju mogą mieć zastosowanie do konkretnej sytuacji. Wreszcie należy pamiętać, że jeśli jesteś obywatelem/obywatelką lub rezydentem/rezydentką kraju innego niż kraj, w którym obecnie pracujesz lub przenosisz się do nowego miejsca po przyznaniu, informacje zawarte w Załączniku mogą nie mieć zastosowania.
Australia

Important Notice
No financial product advice is provided in this Appendix, this Agreement or the Plan (the “Plan Documents”) and nothing should be taken to constitute a recommendation or statement of opinion that is intended to influence a person or persons in making a decision to participate in the Plan.The Plan Documents do not take into account your objectives, financial situation and needs. You should consider obtaining your own financial product advice from a person who is licensed by the Australian Securities and Investments Commission to give such advice.
If you intend to apply to participate in the Plan, you must make your own independent assessment and investigation in relation to your legal and taxation position including seeking professional advice. You must base any decision you may make on such independent assessment, investigation or advice.

Offer made without disclosure

A copy of the terms of the Plan will be provided to you with this Agreement.

Notwithstanding the terms of the Plan, an offer to receive RSUs and participate in the Plan, if received in Australia, is made without disclosure to investors in reliance on the regulatory relief set out in Division 1A of Part 7.12, and for the purposes of section 1100N(b), of the Corporations Act 2001 (Cth).

As set out in this Agreement, an RSU represents the right to receive one Ordinary Share subject to all the relevant vesting conditions being met, or otherwise waived, in accordance with the Plan.
The RSUs will be issued for nil consideration. You are not required to pay for an RSU or for the subsequent issue or transfer of an Ordinary Share on vesting of that RSU, however your responsibility for any taxes will be as set out in the terms of the Plan and this Agreement.

Clause 1.5(d) of this Agreement provides that you will be credited one additional RSU for each Ordinary Share that you would have received had your outstanding RSUs been Ordinary Shares. Notwithstanding that clause, for the purposes of complying with any applicable laws (including the conditions of any applicable regulatory relief), the Company’s board of directors may determine, in its sole discretion, to pay any dividend equivalents to which you are entitled under clause 1.5 of this Agreement wholly in cash.

The Company will not provide you with any loans or financial assistance under the Plan in connection with the offer of the RSUs.

No RSUs or resulting Ordinary Shares provided to you under the Plan will be held by a trustee/nominee.

The indicative daily price of the Ordinary Shares on the New York Stock Exchange (NYSE), quoted in US dollars, is available on the Company’s website at http://perrigo.investorroom.com/stock-information. The Ordinary Shares are also quoted on the NASDAQ Stock Market (NASDAQ) (refer to NASDAQ’s website at http://www.nasdaq.com/symbol/prgo).

The Australian dollar equivalent of the Ordinary Shares can be determined using prevailing exchange rate published by Thomson Reuters (Prevailing Exchange Rate) Alternatively, the Company will advise you of the price of its Ordinary shares (in equivalent Australian dollars) as soon as possible following receipt of any request for such information. This information may be obtained by you contacting your local Human Resources representative.

Before accepting an offer to be granted RSUs, you should satisfy yourself that you have a sufficient understanding of the risks set out below and should consider if the RSUs are a suitable investment for you, having regard to your own investment objectives, financial circumstances and taxation position:
(a)the vesting conditions for your RSUs may not be satisfied for reasons beyond the Company or your control;
(b)you are not permitted to transfer your RSUs unless permitted under this Agreement or the Plan;
(c)if your RSUs vest and you subsequently receive Shares:
(i)the value of those shares may rise and fall according to investor sentiment, general economic conditions and outlook, international and local stock markets,

employment, inflation, interest rates, government policy, taxation and regulation; and
(ii)there is no guarantee that an active trading market for the shares will exist or that the price of the shares will increase. There may be relatively few potential buyers or sellers of the shares on the NYSE, NASDAQ ,TASE or any other applicable market at any time and this may increase the volatility of the market price of the shares. It may also affect the prevailing market price at which you may be able to sell your Shares.
(iii)except as otherwise provided in this Agreement, you will have no voting, dividend, or other stockholder rights in any Shares until you become the registered holder of those Shares. Until you become the registered holder of Shares, you will have only the rights of an unsecured creditor with respect to those Shares;
(d)there may be taxation implications arising for you in participating under this Agreement and in the Plan. The tax consequences of participating in the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. The tax regime applying to you may change.

Please note that the above risks are only general risks of acquiring and holding RSUs under the Plan. It does not purport to list every risk that may be associated with the Plan now or in the future. There may be other risks of participating in the Plan or holding shares that are specific to your circumstances.
If you acquire Ordinary Shares following exercise of your RSU and you offer those shares for sale to a person or entity resident in Australia, then the offer may be subject to disclosure requirements under Australian law. You should obtain legal advice on your disclosure obligations prior to making any such offer.
If at the time of vesting, the Company determines that it is not legal under Australian securities laws to issue or transfer the Ordinary Shares, the outstanding RSUs will be cancelled and no Shares will be issued or transferred to you nor will any benefits in lieu of shares be paid to you.
Exchange Control Information.
Exchange control reporting mandates disclosure of payments equal to or exceeding AUD10,000 made to a foreign individual or entity. This reporting is generally done automatically by the financial institution making the transfer.
Austria
Notifications
Exchange Control Information. If you hold Ordinary Shares outside of Austria, you must submit a report to the Austrian National Bank. An exemption applies if the value of the shares as of any given quarter is less than €5,000,000 (when converted to Euros if applicable). If the threshold is met or exceeded, quarterly reporting obligations exist If quarterly obligations apply, the reporting date is the end of each quarter and the deadline for filing the report is the 15th of the month following the end of the quarter.

When shares are sold, there may be exchange control obligations if the cash received is held in a bank account outside Austria. If the volume of all your accounts abroad exceeds €10,000,000 (when converted to Euros if applicable), the balances of all accounts must be reported monthly, as of the last day of the month, on or before the fifteenth day of the following month.

Belgium
Notifications

Foreign Asset/Account Reporting Information. You are required to report any security or bank accounts (including brokerage accounts) you maintain outside of Belgium on your annual tax return. In a separate report, you are required to provide the National Bank of Belgium with certain details regarding such foreign accounts (including the account number, bank name and country in which any such account was opened). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption.

Stock Exchange Tax. A stock exchange tax could apply for Belgian tax residents transacting through a non-Belgium broker once the shares are sold. It is recommended that you consult with your personal tax advisor with respect to your requirements.

Notifications

Communication d’informations relatives aux actifs ou comptes étrangers. Vous êtes tenu de déclarer, dans votre déclaration fiscale annuelle, tout compte-titres ou compte en banque (y compris les comptes de courtage) que vous détenez en dehors de la Belgique. Dans une déclaration distincte, vous êtes tenu de communiquer à la Banque Nationale de Belgique certains détails concernant les comptes étrangers (notamment le numéro de compte, le nom de la banque et le pays où le compte a été ouvert). Cette déclaration ainsi que toutes les informations indiquant comment la remplir sont disponibles sur le site web de la Banque Nationale de Belgique (www.nbb.be) à la section « Centrales des crédits/Kredietcentrales ».

Meldingen

Informatie over buitenlands vermogen/rekeningrapportering. U moet alle garantie- of bankrekeningen (inclusief beleggingsrekeningen) die u buiten België bezit, vermelden op uw jaarlijkse belastingsbrief. In een afzonderlijk overzicht moet u de Nationale Bank van België informatie geven over zulke buitenlandse rekeningen (inclusief het rekeningnummer, de naam van de bank en het land waarin zulke rekening is geopend). Dit overzicht, evenals extra informatie over hoe u het moet opstellen, vindt u op de website van de Nationale Bank van België, www.nbb.be, onder de titel Kredietcentrales.

Bermuda
Terms and Conditions
The Award Agreement is not subject to and has not received approval from the Bermuda Monetary Authority and the Registrar of Companies in Bermuda, and no statement to the contrary, explicit or implicit, is authorized to be made in this regard. The securities may be offered or sold in Bermuda only in compliance with the provisions of the Investment Business Act 2003 of Bermuda.

Brazil
Terms and Conditions

Labor Law Acknowledgment. You agree that, for all legal purposes, (i) the benefits provided under the Plan are the result of commercial transactions unrelated to your employment; (ii) the Plan is not a part of the terms and conditions of your employment; and (iii) the income from the RSUs, if any, is not part of your remuneration from employment.
Notifications
Compliance with Law. By accepting the RSUs, you agree to comply with Brazilian law when the RSUs vest and the shares are sold. You also agree to report and pay any and all taxes associated with the vesting of the RSUs, the sale of the RSUs acquired pursuant to the Plan, and the receipt of any dividends.
Exchange Control Information. If you are a resident or domiciled in Brazil and hold assets and rights outside Brazil with an aggregate value exceeding US$100,000, you will be required to prepare and submit to the Central Bank of Brazil an annual declaration of such assets and rights. Assets and rights that must be reported include RSUs.
Canada
Notifications

Payout of RSUs in Shares Only.With respect to all Employees residing in Canada, the Company will convert all vested RSUs only into an equivalent number of Shares and the Plan will not provide an option to settle the RSUs in cash.

Foreign Asset/Account Reporting Notice. Canadian residents may be required to report foreign property (including Shares) on an annual basis on form T1135 (Foreign Income Verification Statement) if the total cost of the foreign property exceeds CAD 100,000 at any time in the year. The grant of RSUs must be reported if the CAD 100,000 cost threshold is exceeded because of other foreign property held. RSUs may be reported at a nil cost. The form must be filed by April 30 of the following year. It is recommended that you consult with your personal tax advisor with respect to your requirements.

Tax Information. Withholding will include both federal income tax as well as provincial tax.
Terms and Conditions

Resale Restrictions. The Ordinary Shares received by Canadian residents pursuant to this Plan will be subject to an indefinite holding period and the resale of the Ordinary Shares will be prohibited, unless certain conditions are met in respect of the Company in accordance with applicable Canadian securities laws or another applicable Canadian prospectus exemption is available.
Eligibility of Participants. Notwithstanding the terms of this Agreement or the Plan, no offers of RSUs or Ordinary Shares may be made to you if you are not an employee, executive officer, director or consultant of the Company or a related entity of the Company, in accordance with Section 2.24 of National Instrument 45-106.
Employment Law Matters:

Notwithstanding the terms of this Agreement or the Plan, the term “Termination Date” shall mean the earliest of:
a)    Any date specified in this Agreement or the Plan;
b)    The date on which the Company or any applicable Affiliate delivers to you notice in a form prescribed by the Company that the Company is thereby terminating the employment relationship (regardless of whether the notice or termination is lawful or unlawful or is in breach of any contract of employment);
c)    Except in the event of a Separation for Good Reason, the date on which you deliver notice in a form prescribed by the Company to the Company or any applicable Affiliate that you are terminating the employment relationship (regardless of whether the notice or termination is lawful or unlawful or is in breach of any contract of employment);
d)    The date on which you cease to provide services to the Company or any applicable Affiliate, except where you are on an authorized leave of absence; and
e)    The date on which you cease to be considered an “employee” of the Company or any applicable Affiliate under applicable law.
Notwithstanding the terms of this Agreement or the Plan, the definitiona of “Cause” shall be determined in accordance with applicable laws in the jurisdiction of employment.
In accordance with Section 2.13, you consent and agree to the payment of the reimbursements set out therein, including through deductions of the amounts specified in paragraph 2.13 from any wages owed by the Company to the employee.
The provisions set out in Section 2.15(a) do not apply to employees in the province of Ontario other than executive employees who are exempted from XV.1 of the Ontario Employment Standards Act, 2000.
Czech Republic
Terms and Conditions
Consent to Receive Documents in English.
By accepting the Award, you confirm that you have read and understood the Plan and the Agreement, which were provided in the English language. You accept the terms of those documents accordingly.
Přijetím tohoto Oznámení potvrzujete, že jste přečetl a porozuměl jste Podmínkám plánu (“Plan”) a Smlouvě (“Agreement”), které Vám byly poskytnuty v anglickém jazyce. Zároveň prohlašujete, že souhlasíte s podmínkami uvedenými v těchto dokumentech.
Notifications
Restriction on cash payments. Under Czech Act No. 235/2004 Coll., on Cash Payments, as amended, it is prohibited to receive or provide payments in cash exceeding the amount of CZK 270.000 within one day. Payments exceeding this amount must be executed cashless. This restriction relates to payments from one contracting party to one other contracting party. Thus, it is not a restriction on the sum of all payments made by one individual or entity within one day.

Nevertheless, since the restriction on cash payments may be subject to a change (especially a lower threshold might be set), we recommend consulting your personal legal advisor prior to receiving or providing a larger amount of cash payments.

Denmark
Danish Stock Options Act. You acknowledge that you have received an Employer Statement translated in Danish, which will be provided to comply with the Danish Stock Options Act, to the extent it applies to RSUs.
Tax Reporting Information. You may have to report your foreign broker accounts and shares held in a foreign bank or broker to the Danish tax administration. It is recommended that you consult with your personal tax advisor with respect to your requirements.

Terms and Conditions
The Award Agreement is subject to the Danish Stock Option Act (in Danish: aktieoptionsloven), which applies on share option agreements entered into as part of an employment, if the ownership of the shares is obtained at a later point.
This act is based on a principle of the right to freely agree on the terms of the Award Agreement with certain exceptions stated in the act. In addition to the act, the Danish Contract Act (in Danish: aftaleloven) and Danish case law also regulates the terms of the Award Agreement.
Below, it is outlined when the Danish Stock Option Act, the Danish Contract Act, Danish case law and other applicable legislation deviate from terms stated in the Award Agreement:
Section 1.3, subsection d, litra 1 in the Award Agreement does not entail that applicable notice periods under Danish employment legislation and your employment agreements are deviated from to the detriment of you.
Section 1.3, subsection d, litra 2 (i and ii) in the Award Agreement is amended to the following:
“(2) “Termination without Cause” means the involuntary termination of your employment or contractual relationship by the Company without any Cause.”
Regardless of section 2.3 in the Award Agreement, vested and acquired shares do not lapse as a consequence of your Termination Date for reasons of Cause.
In relation to Section 2.7 in the Award Agreement the following also applies, which supersedes section 2.7 in case of conflicting regulation:
“The Company is required to report the market value of the RSUs to the Danish tax authorities to both E-income and E-capital with the Danish tax authorities. For E-income, the value of the RSUs should be reported as income art 50 in field 068 and should be reported by the Company in the month the shares vest. For E-capital, the value of the RSUs should be reported to the Danish tax authorities no later than the 20th of January the following year after the RSUs have vested.

The market value of the provided RSUs is to be reported by the Company as personal income in the year of vest and is subject to a marginal tax rate of 56% including labor market contribution.

The tax payment obligation for the value of the shares will be collected with the individual, and the responsibility to ensure that the correct amount is reported on the Danish tax assessment remains with the individual.

At the time of sale, you are subject to tax on the gain, if any, at a marginal tax rate of 42%. The capital gain is calculated as the difference between the average fair market value at vest and the sales price.
If there is a loss tied to the sale of the RSUs, the loss can be deducted in capital gain from other listed RSUs.

Please note that it is mandatory for you to report information on RSUs from a foreign depot to the Danish tax authorities. If this information is not provided to the Danish tax authorities, a potential loss cannot be used for deduction.
In addition to section 2.10, subsection b, all personal information will be managed in accordance with the European Data Protection Regulation (in Danish: databeskyttelsesforordningen) and the Danish Data Protection Act (in Danish: personbeskyttelsesloven).
Section 2.15, subsection a – d in the Award Agreement is void and unenforceable in Denmark and instead the following is agreed:
2.15NON-COMPETITION AND NON-SOLICITATION
2.15.4.You will be covered by this non-competition and non-solicitation clause for 6 months after the effective date of termination.
2.15.5.In this period, you are entitled to – only with the prior written consent of the affiliate employing or retaining you (the “Affiliate”) – be engaged or financially interested, directly or indirectly, in any business which develops and/or distributes products or services that compete or may compete with the Affiliate or any group companies’ products and/or services or in any other business competing with the Affiliate or any group companies in any other way. This restriction includes any interest whatsoever by way of, for example, employment, ownership in full or in part, membership of a board, consultancy services and the like in Denmark and abroad.
2.15.6.Conclusion of this non-competition clause is required because you hold a very special position of trust, and you will receive detailed knowledge about the Affiliate and group companies’ affairs, including business secrets, market strategies and plans, information on customers and suppliers. This knowledge may be exploited to the detriment of the Affiliate or group companies, if you become employed with a competing company immediately after the effective date of termination.
2.15.7.During 6 months after the effective date of termination, you are only with the prior written consent of the Affiliate entitled to be in contact with or have business relations, directly or indirectly, with customers, suppliers or cooperation partners, etc., with whom you have had business relations within the last 12 months prior to the termination. In connection with the termination, the Affiliate will prepare a list of the customers, suppliers and cooperation partners covered by the restriction in this clause. In this connection, you must loyally contribute to the drafting of a thorough list covering all customers, suppliers and/or cooperation partners with whom you have had business relations within the last 12 months prior to the termination. Your deliberate failure to contribute loyally to this list will be considered a material breach of the employment and the Award Agreement.

2.15.8.The effective date of termination is to be construed as the date on which you may be ordered or entitled to resign after the expiry of the notice period, notwithstanding whether you actually end your work with the employing company at an earlier date.
2.15.9.The non-competition part of this clause will cease to apply, if the Affiliate gives notice of termination to you without you having reasonably caused the termination. The non-competition part of this clause will also cease to apply, if you resign from the Affiliate for reasonable cause due to the employing company’s failure to fulfil its obligations, cf. section 11 (1) in the Danish Act on Employment Clauses (in Danish: ansættelsesklausulloven). In both situations, the non-solicitation part of this clause will be maintained.
2.15.10.The Affiliate may terminate the clause with one month's notice to expire at the end of a month, cf. section 10 (1) in the Danish Act on Employment Clauses.
2.15.11.As compensation for the clause, you will receive a monthly compensation in accordance with the Danish Act on Employment Clauses. Compensation currently amounts to 60 % of the monthly salary at the effective date of termination and is payable in the period in which the clause applies. At the effective date of termination, the first two months of compensation will be paid to you as a lump sum. If the clause applies, compensation will after the first two months be payable each month in arrears in the rest of the period in which the clause applies. If you obtain other appropriate paid work, compensation equivalent to 24 % of the monthly salary at the effective date of termination will be paid from the third month after the effective date of termination. You are obligated to actively seek other appropriate work and to notify the Affiliate in writing of any new work. Failure to observe the duty of mitigation will be considered a material breach of the employment with the effect that your right to compensation will lapse. The right to compensation will lapse, if the Affiliate has lawfully terminated your employment without notice.
2.15.12.In the event of your breach of the clause, the Affiliate will be entitled to a penalty of between three and six months' salary for any one breach of the clause and compensation for any additional loss. In the event of a persistent breach of the clause, each month or part of a month is deemed to constitute an independent breach entitling the Affiliate to a new, independently agreed penalty. Any payment of the agreed penalty shall not lead to the discontinuance of your obligation to comply with the clause. The Affiliate may also seek to restrain any breach of the clause through the issue of an injunction.
2.15.13.This clause may be invoked by the Affiliate from the date on which you have been employed with the employing company for six months.

Estonia
No country specific provisions.
Finland
Notifications
Tax Reporting Information. If you hold Ordinary Shares acquiqred under the Plan, you are generally required to include those Ordinary Shares as assets in your individual tax return.
France

Terms and Conditions
Consent to Receive Information in English. By accepting the Award, you confirm having read and understood the Plan and the Agreement, which were provided in the English language. You accept the terms of those documents accordingly.
En acceptant cette attribution gratuite d'actions, vous confirmez avoir lu et comprenez le Plan et ce Contrat, incluant tous leurs termes et conditions, qui ont été transmis en langue anglaise. Vous acceptez les dispositions de ces documents en connaissance de cause.
Notifications
Tax Reporting Information. If you hold Ordinary Shares outside of France or maintain a foreign bank account, you are required to report such to the French tax authorities when you file your annual tax return.
Tax Information. The RSUs are not intended to qualify as a French tax qualified restricted stock units under French tax law.
Foreign Asset/Account Reporting Information. If you are a French resident and hold cash or shares of Common Stock outside of France, you must declare all foreign bank and brokerage accounts (including any accounts that were opened or closed during the tax year) on an annual basis on a special form, No. 3916, together with your income tax return.

Renseignements relatifs aux comptes et avoirs étrangers. Si vous êtes résident français et que vous détenez des liquidités ou des Actions ordinaires en dehors de la France, vous êtes tenu de déclarer chaque année, en même temps que votre déclaration de revenus, les références de vos comptes bancaires et comptes-titres étrangers (y compris les comptes qui ont été ouverts ou fermés pendant l’exercice fiscal) par le biais d’un formulaire spécifiquement prévu à cet effet, le formulaire No 3916.

Germany
Notifications
Exchange Control Information. Cross-border payments related to securities transactions in excess of €12,500 must be reported by the fifth calendar day of the month following the respective payment to the German Central Bank (Bundesbank). If you use a German bank to transfer a cross-border payment related to securities transactions in excess of €12,500 (e.g. in connection with the sale of shares acquired under the Plan), the bank will make the report for you. In addition, you must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 (by the tenth calendar day after the expiry of one month) and any cross-border shareholdings in companies if the share in the capital or the voting rights amount(s) to 10% or more and the investment object exceeds a balance sheet total of €3,000,000 (by the last working day of the sixth calendar month following December 31) on a monthly basis.
Tax Reporting Information. In case of an acquisition of shares in a foreign company with an overall investment amount of more than €150,000 (or in case of an acquisition of 10% or more of the shares in a foreign company), you should consult with your tax advisor whether the investment would have to be reported to your tax office.
Greece

Notifications
Exchange Control Information. Pursuant to your Award, if you withdraw funds of €15,000 or more from a bank in Greece and remit those funds out of Greece, you may be required to submit certain documentation/ information to the Greek bank to ensure that the transfer is not in violation of Greek anti-money laundering rules.
Hungary
No country specific provisions.
India
Notifications
Exchange Control Notification. You understand that you must repatriate any dividends and proceeds from the sale of shares acquired under the Plan to India and convert the proceeds into local currency within 180 days of receipt assuming share holding is less than 10% of the company's share capital or as prescribed under applicable Indian exchange control laws as may be amended from time to time. You will receive a foreign inward remittance certificate ("FIRC") from the bank where you deposit the foreign currency. You should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or your employer requests proof of repatriation.
Tax Information. The amount subject to tax on receipt of the shareswill partially be dependent upon a valuation that the Company or your employer will obtain from a Merchant Banker in India. Neither the Company nor your employer has any responsibility or obligation to obtain the most favorable valuation possible, nor obtain valuations more frequently than required under Indian tax law.
Foreign Asset/Account Reporting Information. You are required to declare in the applicable schedules of your annual tax return (a) any foreign assets held by you (e.g., Ordinary Shares acquired under the Plan and, possibly, the Award), (b) any foreign bank accounts for which you have signing authority and (c) any foreign custodian accounts.

Ireland
Notifications
Director Notification Obligation. If you are a director, shadow director or secretary of the Company's Irish Subsidiary or Affiliate, you must notify the Irish Subsidiary or Affiliate in writing within five business days of receiving or disposing of an interest exceeding 1% of the Company (e.g., RSUs, shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary).
Terms and Conditions

Israel
Type of Grant            □ Capital Gain Award (“CGA”)
                □ Ordinary Income Award (“OIA”)

                □ 3(i) Award
                □ Unapproved 102 Award
Terms and Conditions

Settlement of RSUs. Notwithstanding anything to the contrary in this Agreement, if the RSUs granted hereunder are 102 Awards, the RSUs shall be settled in Ordinary Shares only.

Trust. All Approved 102 Awards shall be held in trust by a trustee designated by the Company ("Trustee") or shall be supervised by the Trustee in accordance with the instructions set forth by the Israeli Tax Authority (“ITA”), for the requisite lockup period prescribed by the Ordinance and the regulations promulgated thereunder, or such other period as may be required by the ITA, during which period Awards or Ordinary Shares issued thereunder, and all rights resulting from them, including bonus shares, must be held by the Trustee. The Trustee shall not release any Approved 102 Awards, Ordinary Shares issued upon the exercise of any Approved 102 Awards, or any rights, including bonus shares, resulting from such Approved 102 Awards or Ordinary Shares, prior to the full payment of your tax liability. The Trustee or the Israeli Affiliate shall withhold any applicable taxes in accordance with Section 102 or any applicable tax ruling obtained by the Company.

Without derogating from the foregoing, if your RSUs do not qualify as Approved 102 Awards the Company may still at its sole discretion, deposit your RSUs in trust to ensure that taxes are properly withheld.

You hereby release the Trustee from any liability in respect of any action or decision duly taken and executed in good faith in relation to any RSUs or Ordinary Shares issued to you thereunder.

Tax. Without derogating from Section 2.7(b) above, you hereby agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for all such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to you.
Compliance with Law. By accepting the RSUs, you agree to comply with the provisions of Section 102 and the regulations and rules promulgated thereunder or any tax ruling to be obtained by the Company in connection with your RSUs.
Italy
Terms and Conditions

Plan Document Acknowledgment. In accepting the RSUs, you acknowledge that you have received a copy of the Plan and the Agreement and have reviewed the Plan and the Agreement, including this Appendix, in their entirety and fully understand and accept all provisions of the Plan and the Agreement, including this Appendix.
Notifications
Tax/Exchange Control Information. You are required to report on your annual tax return: (a) any foreign investments or investments (including the Ordinary Shares issued at vesting of the RSUs, cash or proceeds from the sale of Ordinary Shares acquired under the Plan) held outside of Italy, if the investment may give rise to income in Italy (this will include reporting the Ordinary Shares issued at vesting of the RSUs if the fair market value of such Ordinary Shares combined with other foreign assets); and (b) any changes during the financial year which have had an impact during the calendar year on your foreign investments or investments held outside of Italy.
You are exempt from these formalities if the investments are made through an authorized broker resident in Italy, as the broker will comply with the reporting obligation on your behalf.
Kazakhstan
Notifications
Exchange Control Information.
Exchange control rules change frequently and you should consult your personal advisor to determine whether you are required to report the acquisition of shares of a foreign company to the National Bank of Kazakhstan.
Latvia
No country specific provisions.
Lithuania
No country specific provisions.
Luxembourg
Notifications
Exchange Control Information. You are required to report any inward remittances of funds to the Banque Central de Luxembourg and/or the Service Central de La Statistique et des Etudes Economiques. If a Luxembourg financial institution is involved in the transaction, it generally will fulfill the reporting obligation on your behalf.
Mexico
Terms and Conditions
Modification. By accepting the RSUs, you understand and agree that any modification of the Plan or the Agreement or its termination shall not constitute a change or impairment of the terms and conditions of employment.
Plan Document Acknowledgment. By accepting the award of the RSUs, you acknowledge that you have received copies of the Plan, have reviewed the Plan and the Agreement in their entirety and fully understand and accept all provisions of the Plan and the Agreement.

In addition, by signing the Agreement, you further acknowledge that you have read and specifically and expressly approve the terms and conditions in the Agreement, in which the following is clearly described and established:
(xiii)Participation in the Plan does not constitute an acquired right;
(xiv)The Plan and participation in the Plan is offered by the Company on a wholly discretionary basis;
(xv)Participation in the Plan is voluntary; and
(xvi)The Company and any Parent, Subsidiary or Affiliates are not responsible for any decrease in the value of the shares.
Labor Law Acknowlegement and Policy Statement. In accepting the RSUs, you expressly recognize the Company is solely responsible for the administration of the Plan and that your participation in the Plan and acquisition of Ordinary Shares does not constitute an employment relationship between you and the Company since you are participating in the Plan on a wholly commercial basis and on a wholly commercial basis and your sole employer is Perrigo de Mexico S.A. De C.V. (“Perrigo Mexico”). Based on the foregoing, you expressly recognize that the Plan and the benefits that you may derive from participation in the Plan do not establish any rights between you and your employer, Perrigo Mexico, and do not form part of the employment conditions and/or benefits provided by Perrigo Mexico and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of your employment.
You further understand that your participation in the Plan is as a result of a unilateral and discretionary decision of the Company; therefore, the Company reserves the absolute right to amend and/or discontinue your participation at any time without any liability to you.
Finally, you hereby declare that you do not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of your participation in the Plan and therefore grant a full and broad release to the Employer, the Company and any Parent, Subsidiary or Affiliates with respect to any claim that may arise under the Plan.
Spanish Translation
Modificaciόn. Al aceptar las Unidades de Acción Restringida (RSUs, por sus siglas en inglés) usted entiende y esta de acuerdo que cualquier modificación del plan o del acuerdo o su terminación no constituirá un cambio o detrimento de los términos y condiciones de su empleo.
Confirmación del Documento del Plan. Al aceptar el otorgamiento de las RSUs, usted reconoce que ha recibido copias y ha revisado dicho acuerdo en su totalidad y que ha entendido y aceptado completamente todas las disposiciones contenidas en el Plan y en el Acuerdo.
Adicionalmente, al firmar el acuerdo, usted reconoce que ha leído, y aprobado de manera específica y expresa los términos y condiciones en el acuerdo en el que se describe y establece claramente los siguiente:
(xvii)La participación en el Plan no constituye un derecho adquirido;
(xviii)El plan y la participación en el mismo, son ofrecidos por la Compañía de manera totalmente discrecional;
(xix)La participación en el Plan es voluntaria; y
(xx)La Compañía, y cualquier Sociedad controladora, Subsidiaria o Filiales no son responsables por ningún decremento en el valor de las Acciones.

Constancia de aceptación de la ley laboral y declaración de la política.  Al aceptar las RSUs, usted reconoce expresamente que la Compañía, es la única responsable de la administración del Plan, y que su participación en el Plan y la adquisición de las acciones comunes no constituyen una relación de trabajo entre usted y la Compañía dado que usted participa en el Plan de manera completamente comercial y el único empleador que tiene es Perrigo de México, S.A. de C.V. (« Perrigo de Mexico »). Con base en lo anterior, usted reconoce expresamente que el Plan y los beneficios que usted pueda obtener de la participación en el Plan, no establecen ningún derecho entre usted y su empleador Perrigo de México y no forman parte de las condiciones de trabajo ni de las prestaciones ofrecidas por Perrigo de México y cualquier modificación del Plan o la terminación de éste, no constituyen un cambio o deterioro de los términos y condiciones de su trabajo.
Además, usted comprende que su participación en el Plan es el resultado de una decisión unilateral y discrecional de la Compañía; por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o interrumpir la participación de usted en cualquier momento sin ninguna responsabilidad para usted.
Finalmente, usted declara que no se reserva ninguna acción o derecho de presentar algún reclamo o demanda en contra de la Compañía por compensación, daño o perjuicio alguno como resultado de su participación en el Plan, en consecuencia, otorga el más amplio finiquito al Empleador, así como a la Compañía, a su Sociedad controladora, Subsidiaria o Filiales con respecto a cualquier demanda que pudiera originarse en virtud del Plan.
Netherlands
Notifications
Insider-Trading Notification. Dutch insider-trading rules prohibit you from effectuating certain transactions involving shares if you have inside information about the Company. If you are uncertain whether the insider-trading rules apply to you, you should consult your personal legal advisor.
Norway
Insider-Trading Notification. Norwegian insider-trading rules prohibit you from effectuating certain transactions involving shares if you have inside information about the Company. If you are uncertain whether the insider-trading rules apply to you, you should consult your personal legal advisor as well as the Company.
Exchange Control Information. Cross-border payments in excess of NOK 100,000 must be reported to the Norwegian foreign exchange register (Valutaregisteret). If you use a Norwegian bank to transfer a cross-border payment in excess of NOK 100,00 in connection with the sale of shares acquired under the Plan, the bank will make the report on your behalf.
Foreign Asset/Account Reporting Information. In your Norwegian income tax return, each year you are required to report any security, shares or bank accounts (including brokerage accounts and the Company “Account” referenced in section 1.5 of the Agreement) you maintain outside of Norway. The Company “Account” should not be treated as taxable wealth, as long as the right to receive the dividends is conditional, but you must report it.

Poland
Terms and Conditions

Consent to Receive Information in English. By accepting the Award, you confirm having read and understood the Plan and the Agreement, which were provided in the English language. You accept the terms of those documents accordingly.
Notifications
Exchange Control Information. If you hold foreign securities (including shares pursuant to the Award) and maintain accounts abroad, you may be required to file certain reports with the National Bank of Poland (“NBP”). Specifically, if the value of securities and cash held in such foreign accounts exceeds PLN 7,000,000 (or equivalent thereof in another currency) at the end of the year, you must file reports on the transactions and balances of the accounts on a quarterly basis by the 26th day of the month following the end of each quarter. In case you are being in regime of a joint marital property, the above threshold shall apply to joint property of the spouses.
In addition, if you hold, at the beginning or end of the year, at least 10% of votes in the decision-making body of the entity based abroad (and you are person meeting the prievusly mentioned criteria), an annual notification, on the official form, must be submitted by you to the NBP by May 31 of the following year.If at the end of the year you did not reach the given threshold but in the next year, at the end of a calendar quarter, you reach the threshold, you are obliged to submit the appropriate form to NBP for this quarter and each of the following quarters of this calendar year (within 26 days from the end of each calendar quarter). Such reports are filed on special forms available on the website of the NBP.
The foregoing duties represents personal responsibilities of each shareholder and cannot be fulfilled by any entity on your behalf.
Additionally, if you are a Polish citizen and you transfer funds abroad in excess of the PLN equivalent of €15,000, the transfer must be made through an authorized bank, a payment institution or an electronic money institution authorized to render payment services.
Furthermore, at the banks’ request, you may be required to inform eligible banks, within the meaning of the Foreign Exchange Act, about all foreign exchange transactions performed through them.
You are also required to retain the documents connected with foreign exchange transactions for a period of five years, as measured from the end of the year in which such transaction occurred.

Warunki
Zgoda na otrzymywanie informacji w języku angielskim. Akceptując Opcję, potwierdzasz przeczytanie i zrozumienie Programu i Umowy, które zostały dostarczone w języku angielskim. W związku z tym akceptujesz warunki tych dokumentów.
Powiadomienia
Informacje o kontroli dewizowej. Jeśli jesteś w posiadaniu zagranicznych papierów wartościowych (w tym akcji) i posiadasz rachunki za granicą, możesz być zobowiązany(-a) do złożenia określonych sprawozdań w Narodowym Banku Polskim („NBP”. W szczególności, jeśli wartość papierów wartościowych i środków pieniężnych gromadzonych na takich rachunkach zagranicznych przekracza na koniec roku 7 000 000 PLN (lub ekwiwalent tej kwoty w innej walucie), należy co kwartał składać raporty z transakcji i sald rachunków do 26 dnia miesiąca następującego po zakończeniu każdego kwartału. W przypadku pozostawania we wspólności majątkowej z małżonkiem, powyższy próg dotyczy majątku wspólnego małżonków.
Ponadto, jeżeli posiadasz na początek lub koniec roku co najmniej 10% głosów w organie stanowiącym podmiotu z siedzibą za granicą (i jesteś osobą spełniającą wyżej wskazane warunki) musisz złożyć w NBP do 31 maja następnego roku dodatkowy raport.
Jeśli pod koniec roku nie osiągnąłeś(-aś) określonego progu, ale w następnym roku, pod koniec kwartału kalendarzowego, osiągniesz próg, musisz złożyć odpowiedni formularz do NBP za ten kwartał i każdy z kolejnych kwartałów tego roku kalendarzowego (w ciągu 26 dni od zakończenia każdego kwartału kalendarzowego). Takie raporty są składane w specjalnych formularzach dostępnych na stronie internetowej NBP.
Ponadto, jeśli jesteś obywatelem Polski i przekazujesz środki za granicę w wysokości przekraczającej równowartość 15 000 EUR w PLN, przelewu należy dokonać za pośrednictwem upoważnionego banku, instytucji płatniczej lub instytucji pieniądza elektronicznego uprawnionej do świadczenia usług płatniczych.
Ponadto na żądanie banków niezbędne może być poinformowanie uprawnionych banków, w rozumieniu ustawy Prawo dewizowe (Foreign Exchange Act), o wszystkich transakcjach walutowych przeprowadzanych za ich pośrednictwem.
Jesteś również zobowiązany(-a) do przechowywania dokumentów związanych z transakcjami wymiany walut przez okres pięciu lat, mierzony od końca roku, w którym taka transakcja została wykonana
Portugal
Terms and Conditions
Language Consent. You hereby expressly declare that you have full knowledge of the English language and have read, understood and fully accepted and agreed with the terms and conditions established in the Plan and Award Agreement.
Conhecimento da Lingua. O Contratado, pelo presente instrumento, declara expressamente que tem pleno conhecimento da língua inglesa e que leu, compreendeu e livremente aceitou e concordou com os termos e condições estabelecidas no Plano e no Acordo de Atribuição (Award Agreement em inglês).
Romania
Notifications
Statistical Reporting. According to art. 92 of NBR Reg. 4/2021, if you, as a resident of Romania within the meaning of NBR Reg. 4/2021, acquire more than 10% of the share capital in a foreign company, the acquisition must be reported to the National Bank of Romania (“NBR”) for statistical purposes within 30 calendar days of acquisiting the ownership right over the shares of the foreign company. You should consult your personal advisor to determine whether you will be required to submit such documentation to the NBR pursuant to your participation in the Plan.

Insider-Trading. Insider-trading rules prohibit you from carrying out certain transactions involving shares if you have inside information about the Company (insider dealing). If you are uncertain whether the insider-trading rules apply to you, including with regard to the fact that the Company is listed on the New York Stock Exchange (NYSE), you should consult your personal legal advisor. Depending on the applicable market abuse legislation, you might be subject to certain restrictions on the freedom to trade the shares that are settled through the RSU award, including any applicable prohibition on insider dealing, market manipulation or the unlawful disclosure of inside information.
Serbia
No country specific provisions.
Slovakia
Foreign Asset Reporting. You may have a foreign asset reporting obligation if you are considered providing independent professional services “podnikatel”. You should consult with a personal tax advisor to understand your filing obligations.
Slovenia
No country specific provisions.
South Africa
Terms and Conditions
Tax Information. By accepting the RSUs, you agree that, immediately upon vesting of the RSUs, you may need to notify your employer of the amount of any gain realized. If you fail to advise your employer of the gain realized upon vesting, you may be liable for a fine. You will be solely responsible for paying any difference between the actual tax liability and the amount withheld by your employer. It is recommended that you consult with your personal tax advisor with respect to your requirements.
Notifications
Exchange Control Information. Because no transfer of funds from South Africa is required under the RSUs, no filing or reporting requirements should apply when the award is granted nor when Ordinary Shares are issued upon vesting of the RSUs. However, because the exchange control regulations are subject to change, you should consult your personal advisor prior to vesting and settlement of the award to ensure compliance with current regulations.
Spain
Terms and Conditions
No Entitlement for Claims or Compensation. By accepting the award of RSUs, you consent to participation in the Plan, and acknowledge that you have received a copy of the Plan document. You understand that the Company has unilaterally, gratuitously and in its sole discretion decided to make awards of RSUs under the Plan to individuals who may be employees, consultants and directors throughout the world. The decision is limited and entered into based upon the express assumption and condition that any RSUs will not economically or otherwise bind the Company or any Parent, Subsidiary or Affiliate, including your employer, on an ongoing basis, other than as expressly set forth in the Agreement. Consequently, you understand that the Award is given on the assumption and condition that the RSUs shall not become part of any employment contract (whether with the Company or any Parent, Subsidiary or Affiliate, including your employer) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever. Furthermore, you understand and freely accept that there is no guarantee that any benefit whatsoever shall arise from the award, which is gratuitous and discretionary, since the future value of the RSUs and the underlying shares is unknown and unpredictable. You also understand that this Award would not be made but for the assumptions and conditions set forth hereinabove; thus, you understand, acknowledge and freely accept that, should any or all of the assumptions be mistaken or any of the conditions not be met for any reason, the Award, the RSUs and any right to the underlying shares shall be null and void.
You understand and agree that, as a condition of the grant of the RSUs, your termination of service for any reason other than death or disability (including for the reasons listed below) will automatically result in the cancellation and loss of any RSUs that may have been granted to you and that were not or did not become vested on the date of termination of service. In particular, you understand and agree that, unless otherwise expressly provided by the Company in this Agreement, the RSUs will be cancelled without entitlement to the Shares or to any amount as indemnification if you terminate service by reason of, but not limited to, the following: resignation; disciplinary dismissal adjudged to be with cause; disciplinary dismissal adjudged or recognized to be without good cause (i.e., subject to a "despido improcedente"); individual or collective layoff on objective grounds, whether adjudged to be with cause or adjudged or recognized to be without cause; material modification of the terms of employment under Article 41 of the Workers’ Statute; relocation under Article 40 of the Workers’ Statute; Article 50 of the Workers’ Statute; unilateral withdrawal by your employer; and under Article 10.3 of Royal Decree 1382/1985.
Notifications
Exchange Control Information. You must declare the acquisition, ownership and disposition of stock in a foreign company (including Ordinary Shares acquired under the Plan) to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness, for statistical purposes. Generally, the declaration must be made in January for Ordinary Shares acquired or sold during (or owned as of December 31 of) the prior year; however, this obligation only applies in the cases in which you hold 10% or more of the sares capital of the Company or 10% or more of the voting tights of the Company.
Additionally, you may be required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), any foreign instruments (e.g., Ordinary Shares) and any transactions with non-Spanish residents (including any payments of cash or shares made to you by the Company) if the balances in such accounts together with the value of such instruments as of December 31, or the volume of transactions with non-Spanish residents during the prior or current year, exceeds €1,000,000. Generally, you will only be required to report on an annual basis (by January 20 of each year). Note that if the value is less than €1,000,000, there is only an obligation to declare this information to the Bank of Spain upon request from the Bank of Spain, in which case the deadline is two months since the request is received.
When receiving foreign currency payments derived from the ownership of Ordinary Shares (i.e., dividends or sale proceeds), you must inform the financial institution receiving the payment of the basis upon which such payment is made. Should amounts exceed €12,500, you will need to provide the following information to the Spanish Registered Entity: (i) your name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment and the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required. Exceptions to this rule are when you move funds through a Spanish resident bank account opened abroad, or when collections and payments are carried out in cash. These exceptions, however, are subject to their own reporting requirements.

Tax Information. If you hold assets or rights outside of Spain (including shares acquired under the Plan), you may have to file an informational tax report, Form 720, with the tax authorities declaring such ownership by March 31st of the following year.
Generally, there is no obligation to file Form 720 if the total value of the following does not exceed Euro 50,000:
•the securities, shares, rights and participations held by you, on December 31 or at any time throughout the year, in any kind of entities or in investment funds located outside Spain;
•any transfer of own capital to third parties located abroad; and
•life and disability insurances in which the individual was policy holder on December 31st.
Please note that if an asset is jointly owned, the value is not prorated. Please also note that the application of the rules in respect of valuation of assets and transfers during the year should be carefully analyzed. If the limit of Euro 50,000 euros is exceeded for this described group of assets, all the elements of this group must be reported.
For those taxpayers who have filed Form 720 in previous years, they will only be obliged to file it again:
(e)When the aggregated value of the assets included in the mentioned group (shares/insurances) had increased in an amount higher than Euro 20,000 regarding the informative return filed in a previous year.
(f)When the individual’s condition (owner, co-owner, co-titleholder or co-authorized) had changed or was extinguished during the year, before 31st December, with regard to any of the assets.
Please note that the thresholds for annual filing requirements may change each year. Therefore, you should consult your personal advisor regarding whether you will be required to file an informational tax report for asset and rights that you hold abroad.
Sweden
Terms and Conditions
The following shall apply in addition to what is set out under section 2.14 of the Award Agreement:
Forfeiture of entitlements under the Plan in case of termination shall apply in case of termination of employment regardless of whether such termination of employment may be justified under Swedish employment protection legislation, and regardless of whether such termination may be challenged by you, and regardless of whether such termination is invalidated by verdict or a court order.
Tax withholdings. You authorize the Company and/or the Employing Company to withhold or sell shares otherwise distributable to you upon vesting or settlement to satisfy the Company’s payroll tax withholding obligations.

Switzerland
Notifications

Securitities Law Information. The RSUs and the issuance of any Ordinary Shares thereunder is not intended to be publicly offered in or from Switzerland. Neither this Award Agreement nor any other materials relating to the Award (1) constitute a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, (2) may be publicly distributed nor otherwise made publicly available in Switzerland, or (3) have been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)).
Tax Information. If you are obliged to submit an ordinary annual tax return in Switzerland, you are required to file a salary certificate with the Swiss tax authorities together with your Swiss tax return. The Company or the Affiliate employing you is obliged to prepare a specific attachment regarding the RSUs to this salary certificate. Before Settlement, for wealth tax purposes, the number of RSUs should be declared with p.m (zero value) in the asset statement of the tax return. After Settlement the total number of Ordinary Shares received are subject to wealth tax at the end of the calendar year and must be declared in your Swiss tax return.

Turkey
Notifications
Securitities Law Informations. Under Turkish law, you are not permitted to sell Ordinary Shares acquired under the Plan in Turkey. The Ordinary Shares are currently traded on the Nasdaq Global Select Market, which is located outside of Turkey, under the ticker symbol “PRGO” and the Ordinary Shares may be sold through this exchange.
Ukraine
Notifications
Exchange Control Information. Exchange control rules change frequently and you should consult your personal advisor to determine whether you are required to obtain a license for obtaining shares of a foreign company from the National Bank of Ukraine (NBU).
Terms and Conditions
The Award will be outside the scope of your employment or service contract (if any) and as such will not constitute a part of your compensation package under the respective employment or service contract.
United Kingdom
Terms and Conditions
Income Tax and National Insurance Contribution Withholding. The following provision supplements the terms in the Agreement:
If payment or withholding of the income tax due in connection with the RSUs is not made within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the income tax liability or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 occurred (the “Due Date”), the amount of any uncollected income tax shall constitute a loan owed by you to your employer, effective as of the Due Date. You agree that the loan will bear interest at the then-current official rate of His Majesty’s Revenue & Customs (“HMRC”), it shall be immediately due and repayable, and the Company or your employer may recover it at any time thereafter by any of the means referred to in Section 2.7 of the Agreement.

Notwithstanding the foregoing, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), you will not be eligible for a loan from the Company or your employer to cover the income tax liability. In the event that you are a director or executive officer and the income tax is not collected from or paid by the Due Date, the amount of any uncollected income tax will constitute a benefit to you on which additional income tax and national insurance contributions (“NICs”) will be payable. You will be responsible for reporting any income tax for reimbursing the Company or your employer the value of any employee NICs due on this additional benefit.
* * * * *